UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2017

Item 1. Reports to Stockholders.

Annual Report 9/30/2017

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Oppenheimer International Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Citigroup Non-U.S. Dollar World Government Bond Index	JP Morgan Government Bond Index- Emerging Markets Global Diversified	JP Morgan Emerging Markets Bond Index Global Diversified	Reference Index
1-Year	4.67%	-0.30%	-3.14%	7.32%	4.61%	1.53%
5-Year	1.91	0.92	-1.07	-0.91	4.91	0.26
10-Year	4.07	3.56	2.67	3.80	7.46	4.12

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 4.67% during the reporting period, outperforming the Reference Index (“the Index”), a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JP Morgan Government Bond Index – Emerging Markets Global Diversified, and 20% of the JP Morgan Emerging Markets Bond Index Global Diversified, which returned 1.53%.

MARKET OVERVIEW

Markets in general turned to “risk-on” mode after the surprise election of Donald Trump, with equities climbing and credit spreads narrowing to the tight levels from early 2015, and U.S. Treasury yields climbing to levels not experienced since 2014. The U.S. dollar rallied over the fourth quarter of 2016, particularly immediately following Mr. Trump’s victory. However, much of the move was reversed over the first quarter of 2017 when the greenback depreciated against most currencies, especially against Emerging Market (EM) currencies. This trend resumed through the end of the reporting period. In addition, EM local assets reversed most of the losses they experienced in the months after the Presidential election, and rallied year to date in 2017.

Global economic data continued to improve during the reporting period. The cyclical uptick is encouraging with improvements in global

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3 OPPENHEIMER INTERNATIONAL BOND FUND

investment, trade, and industrial production. Business and consumer confidence are at cyclical highs in many countries. Growth expectations remain upbeat in several countries and regions, including the Eurozone, Japan, Canada, Australia, Sweden, Eastern Europe and parts of Asia. Latin America is a different story, with growth more challenged overall, except for Brazil.

In the U.S., while devastating hurricanes swept through the country during the period, gross domestic product (GDP) remained on its 2% growth trend through the end of the reporting period. In the short term, severe storms typically reduce economic activity but then lead to rebuilding in later months. The medium-term course of the economy should not be affected, in our view. Private consumption, the driving force of the economy in recent years, is growing at a moderate rate. Additionally, business fixed investment has gained momentum in recent months, and headwinds from international trade turned into tailwinds as lagged effects of past dollar strength diminishes. In fact, dollar weakness leads to global growth momentum gains.

International economic and geopolitical concerns were somewhat elevated in the closing months of the period, with tensions in North Korea and the Catalan independence referendum. The German election led to mixed results for Chancellor Merkel, with a complicated coalition-building process that is not expected to be resolved until the end of the year. Nevertheless, Merkel is still in a position of authority and, in cooperation with French President Macron, a modest reform agenda on Eurozone governance is expected in the coming year or two. Markets are keeping an eye on developments in North Korea, which remains unpredictable.

With the U.S. expansion continuing, the Federal Reserve is nearing its dual mandates of full employment and price stability. While inflation has surprised to the downside for a few months now, the Fed sees it as temporary and has begun its balance sheet normalization program. The Fed continues to signal one more hike this year, likely in December, and three hikes next year. The market is increasingly pricing in a December hike, but not more than one hike for 2018. The reaction to balance sheet normalization and hikes has been orderly.

FUND REVIEW

The Fund invests in three major risk categories, or levers – interest rates (typically government bonds), currencies, and credit (corporate bonds and other fixed-income instruments containing credit risk). During the reporting period, the strongest driver of performance versus the Index was credit. The performance in interest rates and currencies detracted from performance versus the Index.

In credit, notable contributors to performance included our exposure to the UK, Brazil, Greece, the Netherlands, Spain and Portugal. The Fund was overweight in all of these countries. Detractors included overweight

4 OPPENHEIMER INTERNATIONAL BOND FUND

exposure to United States-denominated credit and Eurozone credit.

In rates, the primary reason for the Fund’s underperformance included overweight positions in Mexico and the United States. Positive contributors included Japan, the Eurozone and Brazil. The portfolio was underweight in Japan and Eurozone, and overweight in Brazil, overall.

Currencies detracted most from performance, due primarily to Mexico, Brazil and the Euro. The Fund was overweight in Mexico and Brazil, and underweight to the Euro. Positive contributors included Japan and Turkey, both of which the Fund was underweight.

STRATEGY & OUTLOOK

We expect a further continuation of the global recovery we have seen since mid-2016:

•	The upswing in global growth has been broad and synchronized: the U.S., Eurozone, Japan, Canada, Australia, China, and EM have been benefitting from higher commodities and recovery from recession in Brazil, Russia, and Nigeria.

•	Global growth has now reached its long-term historical average rate of 3.5%, with data in the third quarter of 2017 showing a further pick-up in global trade and industrial production, and further strengthening in consumer and business confidence. U.S. second-quarter GDP growth was revised up to 3.1% from an initial estimate of (a mediocre) 2% and a sub-trend growth rate of 1.4% in the first quarter.

•	There has been an improvement in the structure of growth. We believe the global economy is poised to improve further due to high consumer and business confidence. Consumption has stabilized while at the same time, global Purchasing Managers Indices and capital expenditure expectations are suggesting continued momentum.

•	Growth is less reliant on the contribution of easy policies, which are turning from neutral to tighter. This growth pick-up is occurring against the backdrop of gradual withdrawal of easy central bank policies.

•	Commodities have remained buoyant, with Brent crude oil prices rallying to a 26-month high and metals & mining broadly strong.

In addition, in our view, these macroeconomic trends are likely to continue, with the U.S. and Europe continuing to improve modestly, while India and China reach more sustainable growth levels. We further believe that globally, there will be a multitude of fiscal and monetary policy divergences. These divergences may require the portfolio to perform frequent tactical adjustments, and country and lever selection will take precedence for the next few months. Also, we believe cycles are likely to be shorter than they’ve been since the global financial crisis. We see the decade of easy policy globally giving way to shorter fiscal, market and monetary cycles.

5 OPPENHEIMER INTERNATIONAL BOND FUND

Below are just a few examples of why we believe active tactical management should afford opportunities over the coming year:

•	The U.S. is still likely to head toward a modestly stimulative fiscal policy into next year with tighter monetary policy, which is generally currency positive, rates negative, and neutral for credit.

•	Eurozone monetary policy will remain easy for the year with talk of “tapering” quantitative easing (QE) later in the year, while fiscal policies will be mixed.

•	We think Brazil will continue to have tighter fiscal policy but easier monetary policy, despite the political setbacks.

•	China will continue fiscal support of its economy going into the party congress in October, while monetary policy is likely to be stable to higher as the central bank continues attempts to stabilize the currency.

•	Countries like Russia, Malaysia, Indonesia, and South Africa look to fiscally consolidate, which is credit positive but may hamper increased growth requiring further monetary policy support.

In currency, our base case has not changed, but the likelihood of a dollar bull case has gone down. Our U.S. dollar base case (which we view to have a 65% probability at period end) assumes a small fiscal package in the U.S. resulting in an additional 0.5% growth for four to six quarters, some form of tax cuts (but no tax code overhaul), and a Fed continuing along their dots this year and next. In such an environment, we believe the U.S.

dollar would be range bound but skewed to going up moderately; a range of -3% to 5% remains appropriate. Our bull case (which we view to have a 10% probability at period end) assumes a proper U.S. stimulus with significant tax cuts and reform and an accelerating Fed, resulting in a U.S. dollar appreciation of 5% to 10%. Our bear case (which we view to have a 25% probability at period end) assumes complete gridlock in the U.S. and would imply that the U.S. dollar has peaked. Based on this, we remain underweight currency versus the Index, and likely to run between 60%-70% foreign exchange exposure, as of the reporting period’s end. While the bulk of the currency exposure in the portfolio is in the euro and Japanese yen, we selectively own high-yielding emerging market currencies where we believe fundamentals are improving.

In rates, we continue to believe U.S. rates will lead the selloff and will be more volatile than European or Japanese rates. We continue to see more value in EM duration than in developed market duration. While U.S. policy uncertainty continued to close the reporting period, the market has priced in a benign external environment for emerging markets. While some valuations are less favorable compared to the beginning of this year, our current view of emerging markets remains very constructive. With global growth and world trade on a solid footing and stability in the usual pressure points, we feel that emerging market local assets remain attractive for the foreseeable future. Given economic and expected monetary policy rates

6 OPPENHEIMER INTERNATIONAL BOND FUND

in EM, we are overweight Mexico, India, and Indonesia while underweight Turkey, Malaysia, Thailand and Czech Republic. We remain significantly underweight Japanese government bonds and core European bonds compared to the Index.

In credit, we continue to like European financials as we believe steeper credit curves should be supportive of earnings and credit quality. However, we have become cautious on select developed and emerging market credits given tight valuations, which could weigh on sentiment, if not actual fundamentals. In general, we prefer short-duration bonds and favor high yield over investment grade. We have reduced, and expect to continue to reduce, the credit portion of the portfolio over the next few quarters based on valuations.

Our investment selection continues to be extremely important as there will be many winners and losers in terms of foreign policy, fiscal policy and economic outcomes. We continue to like quasi-sovereign oil and gas names as energy prices recovered over the last year, but have reduced exposure to be more selective to the main players rather than frontier ones.

Hemant Baijal	Christopher Kelly Portfolio Manager
Portfolio Manager

7 OPPENHEIMER INTERNATIONAL BOND FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

United Kingdom	11.7%
Mexico	9.0
India	8.0
Brazil	6.6
United States	5.9
Italy	5.2
Indonesia	4.8
Russia	4.5
South Africa	3.5
Spain	3.0

Portfolio holdings and allocation are subject to change. Percentages are as of September 30, 2017, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

8 OPPENHEIMER INTERNATIONAL BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/17

	Inception Date	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	4.67%	1.91%	4.07%
Class B (OIBBX)	6/15/95	4.07	1.14	3.54
Class C (OIBCX)	6/15/95	3.89	1.16	3.31
Class I (OIBIX)	1/27/12	5.12	2.36	3.08*
Class R (OIBNX)	3/1/01	4.41	1.61	3.70
Class Y (OIBYX)	9/27/04	4.75	2.17	4.35

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/17
	Inception Date	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	-0.30%	0.92%	3.56%
Class B (OIBBX)	6/15/95	-0.94	0.79	3.54
Class C (OIBCX)	6/15/95	2.89	1.16	3.31
Class I (OIBIX)	1/27/12	5.12	2.36	3.08*
Class R (OIBNX)	3/1/01	4.41	1.61	3.70
Class Y (OIBYX)	9/27/04	4.75	2.17	4.35

*Shows performance since inception.

STANDARDIZED YIELDS
For the 30 Days Ended 9/30/17
Class A	3.73%
Class B	3.16
Class C	3.17
Class I	4.36
Class R	3.68
Class Y	4.18

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 9/30/17
Class A	3.70%
Class B	3.13
Class C	3.14
Class I	4.34
Class R	3.64
Class Y	4.15

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after

9 OPPENHEIMER INTERNATIONAL BOND FUND

conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended September 30, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended September 30, 2017. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the Citigroup Non-U.S. Dollar World Government Bond Index, JP Morgan Government Bond Index -Emerging Markets Global Diversified, JP Morgan Emerging Markets Bond Index Global Diversified, and the Fund’s Reference Index. The Citigroup Non-U.S. Dollar World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The JPMorgan Government Bond Index-Emerging Markets Global Diversified is a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The JPMorgan Emerging Markets Bond Index Global Diversified is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income (to represent real assets). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10 OPPENHEIMER INTERNATIONAL BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11 OPPENHEIMER INTERNATIONAL BOND FUND

Actual	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During 6 Months Ended September 30, 2017
Class A	$ 1,000.00	$ 1,056.30	$ 5.27
Class B	1,000.00	1,052.40	9.15
Class C	1,000.00	1,050.70	9.14
Class I	1,000.00	1,056.70	3.05
Class R	1,000.00	1,053.20	6.56
Class Y	1,000.00	1,055.80	3.98

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.95	5.18
Class B	1,000.00	1,016.19	8.99
Class C	1,000.00	1,016.19	8.99
Class I	1,000.00	1,022.11	3.00
Class R	1,000.00	1,018.70	6.45
Class Y	1,000.00	1,021.21	3.91

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2017 are as follows:

Class	Expense Ratios
Class A	1.02%
Class B	1.77
Class C	1.77
Class I	0.59
Class R	1.27
Class Y	0.77

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2017

		Principal Amount	Value
Asset-Backed Securities—0.8%
Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.008% [EUR006M+425], 10/15/23[1]	EUR	12,700,000	$15,015,674
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.276% [EUR006M+155], 7/24/23[1]	EUR	9,500,000	11,238,383
Halcyon Structured Asset Management European CLO BV,
Series 2006-IIX, Cl. E, 3.578% [EUR006M+385], 1/25/23[1]	EUR	12,082,117	13,813,516
Jubilee CLO BV, Series 2015-16X, Cl. E, 5.25% [EUR003M+525], 12/15/29[1]	EUR	3,750,000	4,424,058
Total Asset-Backed Securities (Cost $43,600,847)			44,491,631

Mortgage-Backed Obligations—2.7%
Alba plc, Series 2007-1, Cl. C, 0.623% [BP0003M+29], 3/17/39[1]	GBP	13,037,912	15,701,062
Capital Mortgage Srl, Series 2007-1, Cl. B, 0.00% [EUR003M+22], 1/30/47[1]	EUR	8,000,000	5,850,906
Eurohome UK Mortgages plc:
Series 2007-1, Cl. B1, 1.227% [BP0003M+90], 6/15/44[1]	GBP	5,275,000	5,461,703
Series 2007-2, Cl. B1, 1.727% [BP0003M+140], 9/15/44[1]	GBP	4,000,000	4,179,095
Eurosail plc:
Series 2006-4X, Cl. E1C, 3.287% [BP0003M+300], 12/10/44[1]	GBP	3,772,218	4,085,349
Series 2007-5X, Cl. A1A, 1.072% [BP0003M+77], 9/13/45[1]	GBP	11,095,308	13,741,929
Eurosail-UK plc, Series 2007-2X, Cl. C1A, 0.119% [EUR003M+45], 3/13/45[1]	EUR	5,000,000	4,671,779
Fondo de Titulizacion de Activos Santander Hipotecario 2,
Series 2, Cl. E, 1.769% [EUR003M+210], 1/18/49[1]	EUR	7,700,000	4,923,495
Great Hall Mortgages plc, Series 2007-1, Cl. DA, 1.113% [BP0003M+78], 3/18/39[1]	GBP	3,500,000	3,757,281
Grifonas Finance plc, Series 1, Cl. B, 0.248% [EUR006M+52], 8/28/39[1]	EUR	5,000,000	3,244,239
Hipocat 11 Fondo de Titulizacion de Activos, Series HIPO-11, Cl. A2, 0.00% [EUR003M+13], 1/15/50[1]	EUR	2,564,603	2,615,058
Hipocat 9 Fondo de Titulizacion de Activos, Series HIPO-9, Cl. C, 0.00% [EUR003M+29], 7/15/38[1]	EUR	17,400,000	12,627,440
IM Pastor 4 Fondo de Titulizacion de Activos:
Series 4, Cl. A, 0.00% [EUR003M+14], 3/22/44[1]	EUR	18,850,090	19,662,552
Series 4, Cl. B, 0.00% [EUR003M+19], 3/22/44[1]	EUR	3,000,000	1,801,925
Ludgate Funding plc, Series 2007-1, 0.00%, 1/1/61	GBP	207,500,000	7,237,641
Lusitano Mortgages No. 4 plc, Series 4, Cl. C, 0.231% [EUR003M+56], 9/15/48[1]	EUR	3,220,138	3,028,511
Magellan Mortgages No. 4 plc, Series 4, Cl. A, 0.00% [EUR003M+28], 7/20/59[1]	EUR	1,366,230	1,506,071
Mansard Mortgages plc, Series 2006-1X, Cl. B1, 1.395% [BP0003M+110], 10/15/48[1]	GBP	3,273,618	4,184,683
Newgate Funding:
Series 2006-2, Cl. CB, 0.099% [EUR003M+43], 12/1/50[1]	EUR	4,221,654	4,355,338
Series 2007-2X, Cl. CB, 0.111% [EUR003M+44], 12/15/50[1]	EUR	3,797,165	3,779,571
Series 2007-3X, Cl. D, 3.327% [BP0003M+300], 12/15/50[1]	GBP	5,052,610	6,694,031

13 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Rural Hipotecario IX FTA, Series 9, Cl. C, 0.191% [EUR003M+52], 2/17/50[1]	EUR	4,800,000	$4,967,611
Southern Pacific Financing plc, Series 2005-B, Cl. D, 0.997% [BP0003M+71], 6/10/43[1]	GBP	6,017,811	6,833,337
Total Mortgage-Backed Obligations (Cost $151,555,684)			144,910,607

Foreign Government Obligations—59.6%
Angola—0.2%
Republic of Angola, 9.50% Sr. Unsec. Nts., 11/12/25[2]		7,215,000	7,769,004

Argentina—1.9%
Argentine Republic:
5.375% Sr. Unsec. Nts., 1/20/23[2]	EUR	2,535,000	3,086,653
6.50% Sr. Unsec. Nts., 2/15/23[2]		3,350,000	3,539,811
6.875% Sr. Unsec. Nts., 1/26/27		4,610,000	4,985,715
7.125% Sr. Unsec. Nts., 6/28/17[2]		1,215,000	1,215,607
7.50% Sr. Unsec. Nts., 4/22/26		3,670,000	4,128,750
7.625% Sr. Unsec. Nts., 4/22/46		4,568,121	5,082,034
7.875% Sr. Unsec. Nts., 6/15/27[2]		5,020,000	5,453,226
9.125% Sr. Unsec. Nts., 3/16/24[2]		3,380,000	3,895,450
15.50% Bonds, 10/17/26	ARS	135,000,000	8,332,457
16.00% Bonds, 10/17/23	ARS	118,258,140	7,129,641
18.20% Unsec. Nts., 10/3/21	ARS	212,805,000	12,717,230
21.20% Bonds, 9/19/18	ARS	150,000,000	8,619,060
22.75% Bonds, 3/5/18	ARS	75,000,000	4,320,667
24.605% [BADLARPP+325] Sr. Unsec. Nts., 3/1/20[1]	ARS	180,336,000	10,713,616
26.25% [ARPP7DRR] Unsec. Nts., 6/21/20[1]	ARS	265,000,000	16,125,182
			99,345,099

Australia—1.5%
Commonwealth of Australia:
Series 148, 2.75% Sr. Unsec. Nts., 11/21/27	AUD	50,800,000	39,517,500
Series 150, 3.00% Sr. Unsec. Nts., 3/21/47	AUD	12,500,000	8,720,988
Series 35CI, 2.00% Sr. Unsec. Nts., 8/21/35[3]	AUD	11,300,000	10,753,553
Queensland Treasury Corp., Series 33, 6.50% Sr. Unsec. Bonds, 3/14/33	AUD	20,590,000	21,552,380
			80,544,421

Austria—0.2%
Republic of Austria, 2.10% Sr. Unsec. Nts., 9/20/17[2]	EUR	10,000,000	12,079,869

Belarus—0.1%
Republic of Belarus, 6.875% Sr. Unsec. Nts., 2/28/23[2]		3,005,000	3,238,564

Brazil—4.6%
Federative Republic of Brazil:
6.00% Unsec. Nts., 8/15/22[3]	BRL	30,170,000	30,591,331
6.00% Sr. Unsec. Nts., 4/7/26		7,620,000	8,477,250
10.00% Unsec. Nts., 1/1/21	BRL	400,000,000	130,958,100

14 OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Brazil (Continued)
Federative Republic of Brazil: (Continued) 10.00% Unsec. Nts., 1/1/25	BRL	105,000,000	$34,054,919
17.517% Unsec. Nts., 5/15/45[3]	BRL	40,400,000	43,246,461
			247,328,061

Chile—0.5%
Republic of Chile:
4.50% Unsec. Nts., 2/28/21	CLP	15,335,000,000	24,612,462
4.50% Bonds, 3/1/21	CLP	700,000,000	1,123,758
			25,736,220

Colombia—0.8%
Republic of Colombia:
4.00% Sr. Unsec. Nts., 2/26/24		3,380,000	3,526,185
6.125% Sr. Unsec. Nts., 1/18/41		11,200,000	13,199,200
Series B, 7.00% Sr. Unsec. Nts., 9/11/19	COP	75,000,000,000	26,349,292
			43,074,677

Croatia—0.4%
Republic of Croatia:
3.875% Sr. Unsec. Nts., 5/30/22	EUR	8,065,000	10,752,218
6.75% Sr. Unsec. Nts., 11/5/19[2]		6,890,000	7,473,383
			18,225,601

Dominican Republic—0.4%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[2]		12,210,000	13,156,275
6.85% Sr. Unsec. Nts., 1/27/45[2]		6,120,000	6,862,050
			20,018,325

Ecuador—0.4%
Republic of Ecuador:
9.625% Sr. Unsec. Nts., 6/2/27[2]		2,100,000	2,210,250
9.65% Sr. Unsec. Nts., 12/13/26[2]		6,070,000	6,434,200
10.75% Sr. Unsec. Nts., 3/28/22[2]		9,145,000	10,242,400
			18,886,850

Egypt—0.3%
Arab Republic of Egypt:
6.125% Sr. Unsec. Nts., 1/31/22[2]		6,080,000	6,303,629
8.50% Sr. Unsec. Nts., 1/31/47[2]		9,130,000	10,205,952
			16,509,581

Gabon—0.2%
Gabonese Republic, 6.375% Bonds, 12/12/24[2]		10,300,000	10,091,703

Greece—2.1%
Hellenic Republic:
3.00% Bonds, 2/24/23[17]	EUR	3,000,000	3,331,111

15 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Greece (Continued)
Hellenic Republic: (Continued)
3.00% Bonds, 2/24/24[17]	EUR	3,000,000	$3,260,388
3.00% Bonds, 2/24/25[17]	EUR	3,000,000	3,215,237
3.00% Bonds, 2/24/26[17]	EUR	3,000,000	3,162,037
3.00% Bonds, 2/24/27[17]	EUR	3,000,000	3,100,874
3.00% Bonds, 2/24/28[17]	EUR	3,000,000	2,987,273
3.00% Bonds, 2/24/29[17]	EUR	8,000,000	7,695,058
3.00% Bonds, 2/24/30[17]	EUR	3,000,000	2,831,011
3.00% Bonds, 2/24/31[17]	EUR	3,000,000	2,776,709
3.00% Bonds, 2/24/32[17]	EUR	3,000,000	2,744,092
3.00% Bonds, 2/24/33[17]	EUR	3,000,000	2,698,409
3.00% Bonds, 2/24/34[17]	EUR	3,000,000	2,656,935
3.00% Bonds, 2/24/35[17]	EUR	3,000,000	2,619,857
3.00% Bonds, 2/24/36[17]	EUR	3,000,000	2,577,990
3.00% Bonds, 2/24/37[17]	EUR	3,000,000	2,555,099
3.00% Bonds, 2/24/38[17]	EUR	3,000,000	2,523,336
3.00% Bonds, 2/24/39[17]	EUR	3,000,000	2,527,868
3.00% Bonds, 2/24/40[17]	EUR	3,000,000	2,511,848
3.00% Bonds, 2/24/41[17]	EUR	3,000,000	2,525,602
3.00% Bonds, 2/24/42[17]	EUR	3,000,000	2,514,295
4.375% Sr. Unsec. Nts., 8/1/22[2]	EUR	43,705,000	51,181,005
			111,996,034

Honduras—0.1%
Republic of Honduras, 7.50% Sr. Unsec. Nts., 3/15/24[2]		5,000,000	5,712,500

Hungary—1.3%
Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		13,770,000	15,981,035
Series 22/B, 1.75% Bonds, 10/26/22	HUF	2,750,000,000	10,724,814
Series 23/A, 6.00% Bonds, 11/24/23	HUF	7,239,000,000	34,652,477
Series 25/B, 5.50% Bonds, 6/24/25	HUF	1,550,000,000	7,235,801
			68,594,127

India—6.2%
Republic of India:
7.68% Sr. Unsec. Nts., 12/15/23	INR	1,300,000,000	20,835,943
8.20% Sr. Unsec. Nts., 9/24/25	INR	3,375,000,000	55,583,801
8.27% Sr. Unsec. Nts., 6/9/20	INR	8,023,000,000	128,396,496
8.40% Sr. Unsec. Nts., 7/28/24	INR	3,997,000,000	66,008,754
8.60% Sr. Unsec. Nts., 6/2/28	INR	2,150,000,000	36,528,935
State of Gujarat India, 7.52% Sr. Unsec. Nts., 5/24/27[7]	INR	500,000,000	7,960,609
State of Maharastra, 7.99% Sr. Unsec. Nts., 10/28/25[7]	INR	500,000,000	8,003,582
State of Tamil Nadu, 8.53% Sr. Unsec. Nts., 3/9/26	INR	500,000,000	8,214,375
			331,532,495

Indonesia—4.2%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[2]		3,560,000	3,786,950

16 OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Indonesia (Continued)
Perusahaan Penerbit SBSN Indonesia III: (Continued)
4.55% Sr. Unsec. Nts., 3/29/26[2]		$5,680,000	$6,056,300
Republic of Indonesia:
3.375% Sr. Unsec. Nts., 7/30/25[2]	EUR	2,755,000	3,599,360
3.70% Sr. Unsec. Nts., 1/8/22[2]		4,215,000	4,378,078
3.75% Sr. Unsec. Nts., 6/14/28[2]	EUR	3,340,000	4,423,162
3.85% Sr. Unsec. Nts., 7/18/27[2]		6,030,000	6,207,970
4.125% Sr. Unsec. Nts., 1/15/25[2]		3,450,000	3,629,304
4.75% Sr. Unsec. Nts., 7/18/47[2]		6,030,000	6,365,190
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	450,000,000,000	35,895,493
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	288,430,000,000	24,348,683
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	594,691,000,000	45,929,184
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	359,350,000,000	31,008,578
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	560,080,000,000	48,267,344
			223,895,596

Iraq—0.2%
Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[2]		3,445,000	3,231,927
6.752% Sr. Unsec. Nts., 3/9/23[2]		6,035,000	6,013,889
			9,245,816

Italy—3.7%
Republic of Italy:
0.90% Bonds, 8/1/22	EUR	48,000,000	56,905,989
2.05% Bonds, 8/1/27	EUR	80,000,000	93,721,927
3.45% Unsec. Nts., 3/1/48[2]	EUR	40,000,000	48,190,412
			198,818,328

Ivory Coast—0.4%
Republic of Cote d’Ivoire:
5.125% Sr. Unsec. Nts., 6/15/25[2]	EUR	6,160,000	7,554,644
5.75% Sr. Unsec. Nts., 12/31/32		4,325,130	4,238,593
6.125% Sr. Unsec. Nts., 6/15/33[2]		7,215,000	7,133,701
			18,926,938

Jamaica—0.2%
Commonwealth of Jamaica:
7.875% Sr. Unsec. Nts., 7/28/45		6,050,000	7,471,750
8.00% Sr. Unsec. Nts., 3/15/39		2,590,000	3,214,838
			10,686,588

Kazakhstan—0.1%
Republic of Kazakhstan, 4.875% Sr. Unsec. Nts., 10/14/44[2]		6,015,000	6,172,322

Lebanon—0.1%
Lebanese Republic, 6.10% Sr. Unsec. Nts., 10/4/22		3,035,000	3,041,404

17 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Malaysia—2.7%
Federation of Malaysia:
4.24% Sr. Unsec. Nts., 2/7/18	MYR	96,000,000	$22,831,017
Series 0116, 3.80% Sr. Unsec. Nts., 8/17/23	MYR	130,000,000	30,848,253
Series 0213, 3.26% Sr. Unsec. Nts., 3/1/18	MYR	174,800,000	41,438,012
Series 0511, 3.58% Sr. Unsec. Nts., 9/28/18	MYR	200,000,000	47,579,017
			142,696,299

Mexico—7.4%
United Mexican States:
4.00% Bonds, 6/13/19[3]	MXN	1,088,310,080	60,715,869
Series M, 5.00% Sr. Unsec. Nts., 12/11/19	MXN	820,000,000	43,461,801
Series M, 6.50% Bonds, 6/10/21	MXN	400,000,000	21,851,510
Series M, 8.00% Bonds, 11/7/47	MXN	466,000,000	27,955,778
Series M10, 8.50% Bonds, 12/13/18	MXN	2,890,000,000	161,492,438
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	240,000,000	14,812,125
Series M20, 10.00% Bonds, 12/5/24	MXN	698,700,000	45,469,217
Series M30, 10.00% Bonds, 11/20/36	MXN	290,000,000	20,578,375
			396,337,113

Peru—0.9%
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[2]	PEN	112,140,000	37,236,773
8.20% Sr. Unsec. Nts., 8/12/26[2]	PEN	29,000,000	10,993,269
			48,230,042

Poland—0.4%
Republic of Poland, Series 0726, 2.50% Bonds, 7/25/26	PLN	90,900,000	23,445,748

Portugal—1.1%
Portuguese Republic:
2.875% Sr. Unsec. Nts., 10/15/25[2]	EUR	18,000,000	22,690,126
4.125% Sr. Unsec. Nts., 4/14/27[2]	EUR	25,000,000	33,906,967
			56,597,093

Romania—0.3%
Romania:
2.375% Sr. Unsec. Nts., 4/19/27[2]	EUR	5,980,000	7,219,705
3.875% Sr. Unsec. Nts., 10/29/35[2]	EUR	1,900,000	2,388,154
4.875% Sr. Unsec. Nts., 1/22/24[2]		6,895,000	7,616,217
			17,224,076
Russia—3.5%
Agency for Housing Mortgage Lending OJSC Via AHML Finance Ltd., 7.75% Sr. Unsec. Nts., 2/13/182	RUB	132,500,000	2,295,627
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	1,000,000,000	17,490,601
Series 6211, 7.00% Bonds, 1/25/23	RUB	1,280,000,000	21,759,110

18 OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Russia (Continued)
Russian Federation: (Continued)
Series 6216, 6.70% Bonds, 5/15/19	RUB	8,543,000,000	$146,789,400
			188,334,738

Senegal—0.1%
Republic of Senegal:
6.25%Sr. Unsec. Nts., 7/30/24[2]		3,330,000	3,566,030
6.25%Unsec. Nts., 5/23/33[2]		2,995,000	3,088,714
			6,654,744

Serbia—0.4%
Republic of Serbia:
5.25%Sr. Unsec. Nts., 11/21/17[2]		6,345,000	6,375,101
5.875% Unsec. Nts., 12/3/18[2]		12,495,000	12,970,634
			19,345,735

Slovenia—0.4%
Republic of Slovenia, Series RS78, 1.75% Bonds, 11/3/40	EUR	20,000,000	22,371,523

South Africa—3.4%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	311,100,000	22,826,646
Series 2048, 8.75% Bonds, 2/28/48	ZAR	152,000,000	10,159,186
Series R186, 10.50% Bonds, 12/21/26	ZAR	1,204,700,000	99,901,096
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	514,540,000	37,145,275
Series R214, 6.50% Bonds, 2/28/41	ZAR	255,000,000	13,329,519
			183,361,722

Sri Lanka—0.4%
Democratic Socialist Republic of Sri Lanka:
5.875% Sr. Unsec. Nts., 7/25/22[2]		6,875,000	7,329,245
6.00%Sr. Unsec. Nts., 1/14/19[2]		9,030,000	9,335,358
6.20%Sr. Unsec. Nts., 5/11/27[2]		2,390,000	2,511,720
6.25%Sr. Unsec. Nts., 10/4/20[2]		3,055,000	3,262,389
			22,438,712

Thailand—0.6%
Kingdom of Thailand, 1.875% Sr. Unsec. Nts., 6/17/22	THB	1,120,000,000	33,795,757

Turkey—0.9%
Republic of Turkey:
5.75%Sr. Unsec. Nts., 5/11/47		6,070,000	5,980,589
8.50%Bonds, 7/10/19	TRY	45,000,000	12,067,949
8.80%Bonds, 11/14/18	TRY	73,165,000	19,962,025
11.00% Bonds, 2/24/27	TRY	30,000,000	8,592,683
			46,603,246

19 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Ukraine—1.4%
Ukraine:
7.375% Sr. Unsec. Nts., 9/25/32[2]		$26,200,000	$25,569,890
7.75%Sr. Unsec. Nts., 9/1/20		6,105,000	6,485,403
7.75%Sr. Unsec. Nts., 9/1/22		5,970,000	6,346,826
7.75%Sr. Unsec. Nts., 9/1/23		14,090,000	14,815,635
7.75%Sr. Unsec. Nts., 9/1/24		9,030,000	9,447,637
7.75%Sr. Unsec. Nts., 9/1/25		12,065,000	12,517,160
			75,182,551

United Kingdom—5.0%
United Kingdom:
2.75%Bonds, 9/7/24	GBP	97,000,000	144,960,452
3.25%Unsec. Nts., 1/22/44	GBP	71,340,000	121,125,740
			266,086,192

Uruguay—0.5%
Oriental Republic of Uruguay:
5.10%Sr. Unsec. Nts., 6/18/50		17,930,000	18,952,010
9.875% Sr. Unsec. Nts., 6/20/22[2]	UYU	176,475,000	6,592,570
			25,544,580

Vietnam—0.1%
Socialist Republic of Vietnam, 4.80% Sr. Unsec. Nts., 11/19/24[2]		6,815,000	7,292,091
Total Foreign Government Obligations (Cost $3,114,932,293)			3,173,012,085

Corporate Bonds and Notes—28.8%
Consumer Discretionary—1.3%
Auto Components—0.2%
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,490,000	3,867,249
6.75%Sr. Unsec. Nts., 10/28/19	GBP	4,475,000	6,666,387
			10,533,636

Automobiles—0.1%
Aston Martin Capital Holdings Ltd., 6.50% Sr. Sec. Nts., 4/15/22[2]		3,500,000	3,766,455

Hotels, Restaurants & Leisure—0.1%
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[2]		7,670,000	7,723,815

Leisure Equipment & Products—0.1%
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26		3,905,000	4,026,129

Media—0.8%
Altice Luxembourg SA, 6.25% Sr. Unsec. Nts., 2/15/25[2]	EUR	6,725,000	8,653,544
Myriad International Holdings BV, 4.85% Sr. Unsec. Nts., 7/6/27[2]		3,015,000	3,125,047
SES SA, 4.625% [EUSA5+466.4] Jr. Sub. Perpetual Bonds[1,4]	EUR	4,050,000	5,134,568

20 OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Media (Continued)
Telenet Finance VI Luxembourg SCA, 4.875% Sr. Sec. Nts., 7/15/27[2]	EUR	5,000,000	$6,519,656
UPC Holding BV, 6.75% Sr. Sec. Nts., 3/15/23[2]	EUR	5,900,000	7,407,815
Ziggo Secured Finance BV, 4.25% Sr. Sec. Nts., 1/15/27[2]	EUR	8,000,000	10,019,846
			40,860,476

Consumer Staples—0.3%
Beverages—0.1%
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[2]		5,950,000	6,033,770

Food Products—0.1%
Adecoagro SA, 6% Sr. Unsec. Nts., 9/21/27[2]		3,291,000	3,292,645
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[2]		3,305,000	3,351,270
			6,643,915

Tobacco—0.1%
Imperial Brands Finance plc, 3.50% Sr. Unsec. Nts., 2/11/23[2]		2,000,000	2,054,214

Energy—5.4%
Energy Equipment & Services—0.6%
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[2]		11,693,000	12,610,678
6.45% Sr. Unsec. Nts., 5/30/44[2]		10,950,000	13,013,068
Societe Generale SA, 8.875% [BP0003M+340] Jr. Sub. Perpetual Bonds[1,4]	GBP	2,000,000	2,812,644
			28,436,390

Oil, Gas & Consumable Fuels—4.8%
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25		6,120,000	6,300,173
Cosan Ltd., 5.95% Sr. Unsec. Nts., 9/20/24[2]		2,280,000	2,337,570
ENI USA, Inc., 7.30% Sr. Unsec. Nts., 11/15/27		4,000,000	5,021,625
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[2]		14,765,000	15,496,606
Geopark Ltd., 6.50% Sr. Sec. Nts., 9/21/24[2]		2,640,000	2,659,800
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23		8,500,000	9,615,387
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[2]		2,945,000	3,002,442
5.75% Sr. Unsec. Nts., 4/19/47[2]		11,960,000	11,821,527
6.375% Sr. Unsec. Nts., 4/9/21[2]		9,620,000	10,540,297
7.00% Sr. Unsec. Nts., 5/5/20[2]		8,810,000	9,624,132
Novatek OAO via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[2]		3,430,000	3,534,786
Origin Energy Finance Ltd., 7.875% [EUSA5+500] Sub. Nts., 6/16/71[1]	EUR	9,900,000	12,268,826
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		13,880,000	13,755,080
5.299% Sr. Unsec. Nts., 1/27/25[2]		13,380,000	13,376,655
5.999% Sr. Unsec. Nts., 1/27/28[2]		20,238,000	20,263,298
6.125% Sr. Unsec. Nts., 1/17/22		8,090,000	8,716,975

21 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Petrobras Global Finance BV: (Continued) 6.85% Sr. Unsec. Nts., 6/5/15		$12,190,000	$11,644,498
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[5]	EUR	4,175,000	5,256,518
3.75% Sr. Unsec. Nts., 4/16/26	EUR	6,695,000	8,135,843
4.625% Sr. Unsec. Nts., 9/21/23		15,450,000	15,996,930
5.375% Sr. Unsec. Nts., 3/13/22[2]		2,985,000	3,193,055
6.375% Sr. Unsec. Nts., 2/4/21		6,035,000	6,626,490
6.75% Sr. Unsec. Nts., 9/21/47[2]		11,300,000	12,050,320
6.875% Sr. Unsec. Nts., 8/4/26		4,565,000	5,204,100
Proven Glory Capital Ltd., 4% Sr. Unsec. Nts., 2/21/27[5]		5,840,000	5,935,081
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[2]		3,920,000	3,979,956
SURA Asset Management SA, 4.375% Sr. Unsec. Nts., 4/11/27[2]		4,050,000	4,131,000
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[2]		2,015,000	2,026,586
TOTAL SA, 3.875% [EUSA5+378.3] Jr. Sub. Perpetual Bonds[1,4]	EUR	6,070,000	7,865,038
Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[2]		2,720,000	2,818,600
YPF SA, 6.95% Sr. Unsec. Nts., 7/21/27[2]		6,000,000	6,385,476
YPF Sociedad Anonima, 24.104% [BADLARPP+400] Sr. Unsec. Nts., 7/7/20[1,2]		8,000,000	7,705,086
			257,289,756

Financials—14.6%
Capital Markets—1.6%
Credit Suisse Group AG, 7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[1,4]		22,000,000	24,928,904
Credit Suisse Group Funding Guernsey Ltd., 3.80% Sr. Unsec. Nts., 6/9/23		10,000,000	10,361,163
Equate Petrochemical BV, 4.25% Sr. Unsec. Nts., 11/3/26[2]		6,090,000	6,277,572
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[2]		7,020,000	7,558,925
Marble II Pte Ltd., 5.30% Sr. Sec. Nts., 6/20/22[2]		1,885,000	1,920,233
Seven & Seven Ltd., 2.452% [US0006M+100] Sr. Unsec. Nts., 9/11/19[1,2]		2,000,000	1,989,529
UBS Group AG:
6.875% [USISDA05+549.65] Jr. Sub. Perpetual Bonds[1,4]		4,595,000	4,943,214
7.00% [USSW5+486.6] Jr. Sub. Perpetual Bonds[1,4]		8,000,000	9,002,096
7.125% [USSW5+1,134.7] Jr. Sub. Perpetual Bonds[1,4]		16,000,000	17,262,817
			84,244,453

Commercial Banks—10.2%
Akbank Turk AS, 7.50% Sr. Unsec. Nts., 2/5/18[2]	TRY	11,095,000	3,061,210
Allied Irish Banks plc, 4.125% [EUSA5+395] Sub. Nts., 11/26/25[1]	EUR	12,000,000	15,237,504
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[6,7]		612,810	—
Banco Bilbao Vizcaya Argentaria SA:
6.75% [EUSA5+660.4] Jr. Sub. Perpetual Bonds[1,4]	EUR	13,000,000	16,207,454
7.00% [EUSA5+615.5] Jr. Sub. Perpetual Bonds[1,4]	EUR	12,800,000	15,813,073
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[1,4]	EUR	12,800,000	17,610,242

22 OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Commercial Banks (Continued)
Banco Hipotecario SA, 22.479% [BADLARPP+250] Sr. Unsec. Nts., 1/12/20[1,2]	ARS	75,979,000	$4,336,131
Banco Macro SA, 6.75% [USSW5+546.3] Sub. Nts., 11/4/26[1,2]		1,610,000	1,703,203
Banco Mercantil del Norte SA (Grand Cayman):
6.875% [H15T5Y+503.5] Jr. Sub. Perpetual Bonds[1,2,4]		2,410,000	2,569,662
7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,4]		2,216,000	2,423,196
Bank of China Ltd., 5% Sub. Nts., 11/13/24[2]		16,350,000	17,601,315
Bank of Ireland:
4.25% [EUSA5+355] Sub. Nts., 6/11/24[1]	EUR	4,090,000	5,101,212
10.00% Sub. Nts., 12/19/22	EUR	9,500,000	15,892,025
Bank of Scotland plc, 4.875% Sec. Nts., 12/20/24	GBP	8,675,000	14,187,039
Bankia SA, 3.375% [EUSA5+335] Sub. Nts., 3/15/27[1]	EUR	4,000,000	4,928,495
Barclays plc:
5.875% [BPSW5+491] Jr. Sub. Perpetual Bonds[1,4,5]	GBP	12,500,000	16,558,179
6.50% [EUSA5+587.5] Jr. Sub. Perpetual Bonds[1,4]	EUR	15,000,000	18,658,980
7.875% [USSW5+1,287.1] Jr. Sub. Perpetual Bonds[1,4]		8,000,000	10,618,368
8.00% [EUSA5+675] Jr. Sub. Perpetual Bonds[1,4]	EUR	11,575,000	15,398,803
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,4]		6,000,000	6,607,500
BPCE SA:
2.75% [EUSA5+183] Sub. Nts., 7/8/26[1]	EUR	3,500,000	4,393,511
4.50% Sub. Nts., 3/15/25[2]		5,000,000	5,196,285
Caixa Geral de Depositos SA, 10.75% [EUSA5+1092.5] Jr. Sub. Perpetual Bonds[1,4]	EUR	7,000,000	9,259,312
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[1,4]	EUR	5,000,000	6,292,554
Compass Bank, 3.875% Sub. Nts., 4/10/25		5,000,000	4,995,856
Cooperatieve Rabobank UA, 5.50% [EUSA5+525] Jr. Sub. Perpetual Bonds[1,4]	EUR	5,090,000	6,450,788
Credit Agricole Assurances SA, 4.25% [EUSA5+450] Sub. Perpetual Bonds[1,4]	EUR	10,000,000	12,826,428
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,4]		4,405,000	5,225,524
DNB Bank ASA, 6.50% [USSW5+508] Jr. Sub. Perpetual Bonds[1,4]		2,500,000	2,683,993
Dresdner Funding Trust I, 8.151% Jr. Sub. Nts., 6/30/31[2]		9,900,000	12,750,061
EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	5,270,000	4,343,065
Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	175,000,000	2,750,029
9.70% Sr. Unsec. Nts., 11/21/18	INR	200,000,000	3,157,315
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[2]		3,660,000	3,755,160
Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[2]		6,300,000	6,378,750
HP Pelzer Holding GmbH, 4.125% Sr. Sec. Nts., 4/1/24	EUR	1,300,000	1,603,360
HSBC Bank Capital Funding Sterling 1 LP, 5.844% [BP0006M+176] Jr. Sub. Perpetual Bonds[1,4]	GBP	3,100,000	5,391,227
HSBC Bank plc, 1.75% [US0006M+25] Jr. Sub. Perpetual Bonds[1,4]		5,000,000	4,165,980

23 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Commercial Banks (Continued)
HSBC Holdings plc:
6.375% [USISDA05+436.8] Jr. Sub. Perpetual Bonds[1,4]		$10,000,000	$10,753,100
6.875% [USISDA05+551.4] Jr. Sub. Perpetual Bonds[1,4]		5,000,000	5,456,250
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[1,4]		5,000,000	5,400,000
Intesa Sanpaolo SpA:
5.017% Sub. Nts., 6/26/24[2]		4,000,000	4,070,944
5.71% Sub. Nts., 1/15/26[2]		5,000,000	5,276,177
7.00% [EUSA5+688.4] Jr. Sub. Perpetual Bonds[1,4]	EUR	10,000,000	12,631,509
KBC Group NV, 5.625% [EUSA5+475.9] Jr. Sub. Perpetual Bonds[1,4]	EUR	4,220,000	5,174,903
Krung Thai Bank PCL (Cayman Islands), 5.20% [H15T5Y+353.5] Sub. Nts., 12/26/24[1]		3,310,000	3,442,327
Lloyds Bank plc, 13% [GUKG5+1340] Jr. Sub. Perpetual Bonds[1,4]	GBP	5,000,000	12,674,819
Lloyds Banking Group plc:
4.65% Sub. Nts., 3/24/26		15,000,000	15,881,358
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[1,2,4]		10,000,000	11,475,000
7.00% [BPSW5+506] Jr. Sub. Perpetual Bonds[1,4]	GBP	13,000,000	18,183,884
NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	80,000,000	1,237,364
Rabobank Capital Funding Trust IV, 5.556% [BP0006M+146] Jr. Sub. Perpetual Bonds[1,2,4]	GBP	8,005,000	11,571,427
Royal Bank of Scotland Group plc, 2.50% Sr. Unsec. Nts., 3/22/23	EUR	9,000,000	11,419,767
Santander UK Group Holdings plc:
4.75% Sub. Nts., 9/15/25[2]		6,870,000	7,188,761
6.75% [BPSW5+579.2] Jr. Sub. Perpetual Bonds[1,4]	GBP	5,000,000	7,311,375
Sberbank of Russia Via SB Capital SA, 5.50% [H15T5Y+402.3] Sub. Nts., 2/26/24[1,2]		8,940,000	9,142,357
Societe Generale SA:
4.25% Sub. Nts., 4/14/25[2]		5,000,000	5,130,821
7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,4]		5,000,000	5,425,000
SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[2]	EUR	4,100,000	5,005,061
Standard Chartered Bank, 5.375% [BP0003M+189] Jr. Sub. Perpetual Bonds[1,4]	GBP	4,000,000	5,703,833
Standard Chartered plc:
2.821% [US0003M+151] Jr. Sub. Perpetual Bonds[1,4]		13,200,000	11,397,712
4.30% Sub. Nts., 2/19/27[2]		7,000,000	7,158,389
TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[2]		1,535,000	1,558,025
Turkiye Garanti Bankasi AS, 6.125% [USSW5+422] Sub. Nts., 5/24/27[1,2]		3,350,000	3,362,804
Turkiye Is Bankasi, 6% Sub. Nts., 10/24/22[2]		2,995,000	3,037,817
Turkiye Vakiflar Bankasi TAO:
5.625% Sr. Unsec. Nts., 5/30/22[2]		5,395,000	5,491,031
6.875% [USSW5+543.9] Sub. Nts., 2/3/25[1,2]		2,930,000	3,000,408
UniCredit SpA, 6.95% Sub. Nts., 10/31/22	EUR	5,000,000	7,233,080
Westpac Banking Corp. (New Zealand), 5% [USISDA05+288.8] Jr. Sub. Perpetual Bonds[1,4]		4,000,000	3,999,200
Yapi ve Kredi Bankasi AS, 5.85% Sr. Unsec. Nts., 6/21/24[2]		8,555,000	8,625,048

24 OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Commercial Banks (Continued)
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[2]		$3,745,000	$3,878,449
			544,430,789

Consumer Finance—0.3%
Drax Finco plc, 4.25% Sec. Nts., 5/1/22[2]	GBP	4,900,000	6,857,950
Financiera Independencia SAB de CV SOFOM ENR, 8% Sr.
Unsec. Nts., 7/19/24[2]		2,050,000	2,126,875
Minejesa Capital BV:
4.625% Sr. Sec. Nts., 8/10/30[2]		2,415,000	2,465,696
5.625% Sr. Sec. Nts., 8/10/37[2]		4,225,000	4,429,106
			15,879,627

Diversified Financial Services—0.3%
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[7,8]	MXN	34,101,099	187,266
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[2]		11,135,000	11,689,523
Power Finance Corp. Ltd., 8.29% Sr. Unsec. Nts., 6/13/18	INR	180,000,000	2,779,958
Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	250,000,000	3,971,245
			18,627,992

Insurance—1.8%
Allianz SE, 4.75% [EUR003M+360] Jr. Sub. Perpetual Bonds[1,4]	EUR	10,000,000	13,805,100
ASR Nederland NV, 5.125% [EUSA5+520] Sub. Nts., 9/29/45[1]	EUR	8,000,000	11,187,865
Aviva plc, 6.125% [GUKG5+240] Jr. Sub. Perpetual Bonds[1,4]	GBP	6,560,000	9,964,358
AXA SA:
5.25% [EUR003M+305] Sub. Nts., 4/16/40[1]	EUR	5,000,000	6,623,037
8.60% Sub. Nts., 12/15/30		7,325,000	10,511,375
Beazley Insurance DAC, 5.875% Sub. Nts., 11/4/26		5,000,000	5,303,500
Cloverie plc per Swiss Re Corporate Solutions Ltd., 4.50% [USSW10+290.8] Sub. Nts., 9/11/44[1]		14,000,000	14,340,536
Credivalores-Crediservicios SAS, 9.75% Sr. Unsec. Nts., 7/27/22[2]		2,040,000	2,132,820
Demeter Investments BV for Swiss Re Ltd., 5.75% [US0003M+359.3] Sub. Nts., 8/15/50[1]		5,000,000	5,427,000
Demeter Investments BV for Zurich Insurance Co. Ltd., 3.50% [EUR003M+395] Sub. Nts., 10/1/46[1]	EUR	4,000,000	5,259,937
Mapfre SA, 4.375% [EUR003M+454.3] Sub. Nts., 3/31/47[1]	EUR	3,000,000	3,917,328
Power Finance Corp. Ltd., 8.53% Sr. Unsec. Nts., 7/24/20	INR	330,000,000	5,182,632
			93,655,488

Real Estate Investment Trusts (REITs)—0.1%
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[3,6,7]	MXN	27,602,566	—
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[2]		7,005,000	7,460,325
			7,460,325

25 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Real Estate Management & Development—0.1%
Stedin Holding NV, 3.25% [EUSA5+275] Jr. Sub. Perpetual Bonds[1,4]	EUR	3,000,000	$3,782,652

Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	250,000,000	3,858,818
8.75% Sr. Sec. Nts., 1/13/20	INR	330,000,000	5,198,970
8.95% Sec. Nts., 10/19/20	INR	125,000,000	1,990,017
			11,047,805

Health Care—0.3%
Health Care Providers & Services—0.1%
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[2]		6,360,000	6,419,135

Life Sciences Tools & Services—0.2%
Quintiles IMS, Inc.:
3.25% Sr. Unsec. Nts., 3/15/25[2]	EUR	6,000,000	7,239,993
3.25% Sr. Unsec. Nts., 3/15/25	EUR	1,000,000	1,204,007
			8,444,000

Industrials—1.0%
Aerospace & Defense—0.1%
Embraer Netherlands Finance BV, 5.40% Sr. Unsec. Nts., 2/1/27		6,100,000	6,613,925

Airlines—0.1%
Latam Finance Ltd., 6.875% Sr. Unsec. Nts., 4/11/24[2]		2,040,000	2,170,560

Construction & Engineering—0.1%
Fideicomiso PA Costera, 6.25% Sr. Sec. Nts., 1/15/34[2,3]	COP	10,107,644,400	3,592,522
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[8]		3,335,000	3,860,262
			7,452,784

Industrial Conglomerates—0.1%
Grupo KUO SAB de CV, 5.75% Sr. Unsec. Nts., 7/7/27[2]		2,610,000	2,753,550

Professional Services—0.1%
Atento Luxco 1 SA, 6.125% Sr. Sec. Nts., 8/10/22[2]		3,655,000	3,829,545
Nassa Topco AS, 2.875% Sr. Unsec. Nts., 4/6/24[2]	EUR	2,000,000	2,395,775
			6,225,320

Trading Companies & Distributors—0.3%
Postal Savings Bank of China Co. Ltd., 4.50% [H15T5Y+263.4] Jr. Sub. Perpetual Bonds[1,4,5]		15,000,000	14,955,000
Rumo Luxembourg Sarl, 7.375% Sr. Unsec. Nts., 2/9/24[2]		2,440,000	2,647,400
			17,602,400

Transportation Infrastructure—0.2%
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[2]		5,115,000	6,334,288

26 OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Transportation Infrastructure (Continued)
Mexico City Airport Trust, 5.50% Sr. Sec. Nts., 7/31/47[2]		$4,065,000	$4,135,731
			10,470,019

Information Technology—0.3%
Communications Equipment—0.2%
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[2]		2,370,000	2,497,388
Virgin Media Finance plc, 4.50% Sr. Unsec. Nts., 1/15/25	EUR	6,950,000	8,609,349
			11,106,737

Electronic Equipment, Instruments, & Components—0.1%
Tunghsu Venus Holdings Ltd., 7% Sr. Unsec. Nts., 6/12/20		3,000,000	2,878,635

Materials—2.0%
Chemicals—0.7%
Arkema SA, 4.75% [EUSA5+434.6] Jr. Sub. Perpetual Bonds[1,4]	EUR	4,500,000	5,789,747
Crown European Holdings SA:
2.625% Sr. Unsec. Nts., 9/30/24[2]	EUR	2,000,000	2,425,535
3.375% Sr. Unsec. Nts., 5/15/25[2]	EUR	5,000,000	6,222,254
CYDSA SAB de CV, 6.25% Sr. Unsec. Nts., 10/4/27[2]		3,035,000	2,979,854
Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[2]		2,665,000	2,831,563
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	7,490,000	9,448,208
4.625% Sr. Unsec. Nts., 7/15/24		8,130,000	8,738,043
			38,435,204

Construction Materials—0.1%
St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[2]		2,750,000	2,912,937

Containers & Packaging—0.4%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
2.75% Sr. Sec. Nts., 3/15/24	EUR	3,500,000	4,276,750
4.125% Sr. Sec. Nts., 5/15/23	EUR	3,675,000	4,656,013
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[2]		3,560,000	3,541,844
Smurfit Kappa Acquisitions ULC, 4.875% Sr. Sec. Nts., 9/15/18[2]		8,535,000	8,727,038
			21,201,645

Metals & Mining—0.7%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24		6,065,000	6,483,182
ArcelorMittal, 2.875% Sr. Unsec. Nts., 7/6/20	EUR	2,500,000	3,152,582
Autodis SA, 4.375% Sr. Sec. Nts., 5/1/22[2]	EUR	1,000,000	1,230,820
Glencore Funding LLC, 4.125% Sr. Unsec. Nts., 5/30/23[2]		4,945,000	5,154,477
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		5,930,000	6,067,873
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[2]		1,250,000	1,320,483
Metinvest BV, 9.373% Sr. Sec. Nts., 12/31/21[9]		3,060,630	3,104,091
Polyus Finance plc, 5.25% Sr. Unsec. Nts., 2/7/23[2]		6,115,000	6,403,047
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35		5,405,000	7,046,705
			39,963,260

27 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Paper & Forest Products—0.1%
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[2]		$6,355,000	$6,843,064

Telecommunication Services—2.8%
Diversified Telecommunication Services—2.1%
Genneia SA, 8.75% Sr. Unsec. Nts., 1/20/22[2]		1,990,000	2,179,408
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		7,493,000	10,437,328
SoftBank Group Corp.:
3.125% Sr. Unsec. Nts., 9/19/25[5]	EUR	13,500,000	15,918,202
5.125% Sr. Unsec. Nts., 9/19/27[5]		10,000,000	9,915,720
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		13,147,000	16,930,707
Telecom Italia SpA, 7.375% Sr. Unsec. Nts., 12/15/17	GBP	5,000,000	6,809,744
Telefonica Emisiones SAU:
2.932% Sr. Unsec. Nts., 10/17/29	EUR	3,600,000	4,666,202
3.987% Sr. Unsec. Nts., 1/23/23	EUR	5,000,000	6,918,441
Telefonica Europe BV:
3.75% [EUSA5+385.8] Jr. Sub. Perpetual Bonds[1,4]	EUR	13,300,000	16,574,005
6.50% [EUSA5+503.8] Jr. Sub. Perpetual Bonds[1,4]	EUR	10,000,000	12,490,792
Telia Co. AB, 3.25% [SKSW5+290] Sub. Nts., 10/4/77[1,5]	SEK	75,000,000	9,340,630
			112,181,179

Wireless Telecommunication Services—0.7%
Bharti Airtel International Netherlands BV, 5.125% Sr. Unsec. Nts., 3/11/23[2]		2,960,000	3,126,716
C&W Senior Financing Designated Activity Co., 6.875% Sr. Unsec. Nts., 9/15/27[2]		3,620,000	3,773,850
Telekom Austria AG, 5.625% [EUSA5+485.9] Jr. Sub. Perpetual Bonds[1,4]	EUR	11,595,000	13,938,471
VimpelCom Holdings BV:
4.95% Sr. Unsec. Nts., 6/16/24[2]		6,005,000	6,159,809
9.00% Sr. Unsec. Nts., 2/13/18[2]	RUB	128,400,000	2,230,069
Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[2]	EUR	8,545,000	10,212,953
			39,441,868

Utilities—0.8%
Electric Utilities—0.4%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[2]		2,590,000	2,676,169
Electricite de France SA, 4.25% [EUSA7+302.1] Jr. Sub. Perpetual Bonds[1,4]	EUR	3,100,000	3,892,883
EnBW Energie Baden-Wuerttemberg AG, 3.625% [EUSA5+233.8] Jr. Sub. Nts., 4/2/76[1]	EUR	4,870,000	6,131,739
Enel SpA, 8.75% [USSW5+588] Jr. Sub. Nts., 9/24/73[1,2]		5,000,000	6,068,750
Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	130,000,000	2,020,406
			20,789,947

Independent Power and Renewable Electricity Producers—0.3%
AES Andres BV/Dominican Power Partners/Empresa
Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[2]		3,050,000	3,315,350

28 OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
AES Argentina Generacion SA, 7.75% Sr. Unsec. Nts., 2/2/24[2]		$2,520,000	$2,707,286
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[2]		2,620,000	2,685,500
Reliance Jio Infocomm Ltd., 8.32% Sec. Nts., 7/8/21	INR	335,000,000	5,307,914
			14,016,050

Multi-Utilities—0.1%
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[2]		7,315,000	7,277,657
Total Corporate Bonds and Notes (Cost $1,467,314,777)			1,531,697,563

		Shares
Common Stock—0.0%
JSC Astana Finance, GDR[7,8,10] (Cost $–)		868,851	—

		Principal Amount
Structured Securities—0.3%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[2,11]		$2,642,990	1,307,420
3.054%, 4/30/25[2,11]		3,367,576	1,665,854
3.098%, 4/30/25[2,11]		2,907,362	1,438,198
3.131%, 4/30/25[2,11]		2,598,815	1,285,568
3.179%, 4/30/25[2,11]		3,235,736	1,600,636
3.231%, 4/30/25[2,11]		3,693,101	1,826,883
3.265%, 4/30/25[2,11]		2,950,356	1,459,466
3.346%, 4/30/25[2,11]		2,773,209	1,371,836
LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[6,7,11]		11,734	—
Morgan Stanley, Russian Federation Total Return Linked
Bonds, Series 007, Cl. VR, 5%, 8/22/34[7]	RUB	142,287,446	1,090,112
Total Structured Securities (Cost $24,544,226)			13,045,973

Short-Term Notes—3.0%
Arab Republic of Egypt Treasury Bills:
18.19%, 8/21/18[11]	EGP	160,000,000	7,834,398
18.276%, 2/6/18[11]	EGP	68,700,000	3,680,751
United States Treasury Bills, 1.007%, 11/30/17[11,12,13]		150,000,000	149,759,285
Total Short-Term Notes (Cost $161,493,144)			161,274,434

			Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Exchange-Traded Option Purchased—0.0%
EURO BUND Put[10] (Cost $1,865,956)		EUR	161.500	11/24/17	EUR 1,744	EUR 1	1,744,803

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Over-the-Counter Options Purchased—0.4%
BRL Currency Call[10]	GSCO-OT	BRL	3.106	12/7/17	BRL 232,950	BRL 232,950	479,178
BRL Currency Call[10]	GSCO-OT	BRL	3.110	12/14/17	BRL 311,000	BRL 311,000	720,276

29 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts	Value
Over-the-Counter Options Purchased (Continued)
CAD Currency Call[10]	BAC	CAD	1.224	12/20/17	CAD 122,390	CAD 122,390	$641,324
CHF Currency Put[10]	BOA	CHF	0.975	2/1/18	CHF 73,125	CHF 73,125	847,811
CHF Currency Put[10]	GSCO-OT	CHF	0.922	6/4/19	CHF 92,230	CHF 92,230	4,885,515
EUR Currency Put[10]	CITNA-B	MXN	21.450	12/21/17	EUR 75,000	EUR 75, 000	941,534
EUR Currency Put[10]	BOA	MXN	21.450	12/21/17	EUR 50,000	EUR 50,000	627,689
EUR Currency Put[10]	GSCO-OT	KRW	1270.000	10/18/17	EUR 100,000	EUR 100,000	—
EUR Currency Put[10,14]	BOA	JPY	120.000	8/8/18	EUR 5,000	EUR 5, 000	859,702
French Republic Bonds Put[10]	GSCOI	EUR	82.000	1/15/18	EUR 92,822	EUR 100,000	617,125
IDR Currency Call[10]	GSCO-OT	IDR	13600.000	5/25/18	IDR 1,020,000,000	IDR 1,020,000, 000	1,020,000
IDR Currency Call[10]	GSCO-OT	IDR	13600.000	8/28/18	IDR 1,364,760,000	IDR 1,360,000,000	1,360,000
INR Currency Call[10]	GSCO-OT	INR	65.000	9/5/18	INR 4,875,000	INR 4,875,000	628,875
INR Currency Call[10]	SCB	INR	64.150	2/1/18	INR 6,415,000	INR 6,415,000	282,260
INR Currency Call[10]	CITNA-B	INR	63.800	11/8/17	INR 6,380,000	INR 6,380,000	31,900
JPY Currency Put[10]	GSCO-OT	JPY	120.000	5/7/20	JPY 12,000,000	JPY 12,000,000	2,400,000
JPY Currency Call[10]	CITNA-B	JPY	105.000	8/1/18	JPY 10,500,000	JPY 10,500,000	1,764,000
JPY Currency Call[10]	GSCO-OT	JPY	105.000	8/1/18	JPY 10,500,000	JPY 10,500,000	1,764,000
PHP Currency Call[10]	GSCO-OT	PHP	51.000	11/17/17	PHP 5,100,000	PHP 5,100,000	872,100
SGD Currency Put[10]	GSCO-OT	JPY	79.500	11/17/17	SGD 150,000	SGD 150,000	309,735
SGD Currency Put[10]	GSCO-OT	SGD	1.380	10/16/17	SGD 138,000	SGD 138,000	28,842
Total Over-the-Counter Options Purchased (Cost $31,110,083)							21,081,866

30 OPPENHEIMER INTERNATIONAL BOND FUND

	Counter -party	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Credit Default Swaption Purchased—0.0%
Credit Default Swap Maturing 6/20/22 Call[10] (Cost $1,056,825)	JPM	Buy	iTraxx Europe Crossover Series 27 Version 1	5.00%	10/18/17	EUR 100,000	$ 82,934

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—1.6%
Interest Rate Swap Maturing 10/10/27 Call[10]	JPM	Receive	Six-Month EUR EURIBOR	1.150	10/6/17	EUR 150,000	120
Interest Rate Swap Maturing 11/10/27 Call[10]	BOA	Receive	Three-Month USD BBA LIBOR	2.366	11/8/17	USD 200,000	948,046
Interest Rate Swap Maturing 12/14/27 Call[10]	JPM	Receive	Six-Month EUR EURIBOR	1.800	12/12/17	EUR 126,000	475,165
Interest Rate Swap Maturing 12/14/27 Call[10]	JPM	Receive	Six-Month EUR EURIBOR	1.500	12/12/17	EUR 126,000	1,448,109
Interest Rate Swap Maturing 12/23/19 Call[10]	BAC	Pay	Six-Month GBP BBA LIBOR	0.655	12/21/17	GBP 251,000	53,290
Interest Rate Swap Maturing 12/4/22 Call[10]	JPM	Receive	Three-Month USD BBA LIBOR	1.821	11/30/17	USD 150,000	1,691,509
Interest Rate Swap Maturing 2/24/32 Call[10]	BOA	Receive	Three-Month KRW CD KSDA	2.060	2/23/22	KRW 56,900,000	1,963,558
Interest Rate Swap Maturing 2/24/32 Call[10]	BOA	Pay	Three-Month KRW CD KSDA	2.060	2/23/22	KRW 56,900,000	1,374,180

31 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap Maturing 3/5/47 Call[10]	JPM	Receive	Three-Month USD LIBOR	2.885%	3/3/27	USD 70,000	$ 7,626,197
Interest Rate Swap Maturing 5/1/24 Call[10]	BOA	Receive	Three-Month USD BBA LIBOR	2.336	4/29/19	USD 100,000	1,461,914
Interest Rate Swap Maturing 5/30/33 Put[10]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP 40,415	149,817
Interest Rate Swap Maturing 6/4/25 Call[10]	GSCOI	Pay	Three-Month USD BBA LIBOR	2.145	5/31/18	USD 300,000	3,001,128
Interest Rate Swap Maturing 7/10/25 Call[10]	BOA	Pay	Three-Month USD BBA LIBOR	2.360	7/6/18	USD 225,000	4,166,064
Interest Rate Swap Maturing 7/10/29 Call[10]	BOA	Pay	Three-Month USD BBA LIBOR	2.600	7/8/19	USD 150,000	5,807,880
Interest Rate Swap Maturing 7/23/25 Call[10]	GSCOI	Pay	Three-Month USD BBA LIBOR	2.220	7/19/18	USD 200,000	2,714,948
Interest Rate Swap Maturing 7/24/28 Call[10]	BOA	Receive	Three-Month USD BBA LIBOR	2.367	7/20/18	USD 200,000	4,374,260
Interest Rate Swap Maturing 7/29/50 Call[10]	JPM	Receive	Six-Month EUR EURIBOR	2.250	7/27/20	EUR 100,000	7,044,182
Interest Rate Swap Maturing 8/1/48 Call[10]	BOA	Receive	Three-Month USD BBA LIBOR	2.870	7/30/18	USD 50,000	1,274,283
Interest Rate Swap Maturing 9/17/77 Call[10]	JPM	Receive	Six-Month EUR EURIBOR	1.600	9/15/37	EUR 160,000	40,822,707
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $94,765,982)							86,397,357

32 OPPENHEIMER INTERNATIONAL BOND FUND

	Shares	Value
Investment Company—1.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.98%[15,16] (Cost $102,075,708)	102,075,708	$102,075,708
Total Investments, at Value (Cost $5,194,315,525)	99.1%	5,279,814,961
Net Other Assets (Liabilities)	0.9	48,397,653
Net Assets	100.0%	$5,328,212,614

Footnotes to Consolidated Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,107,546,586 or 20.79% of the Fund’s net assets at period end.

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

5. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

6. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

8. Restricted security. The aggregate value of restricted securities at period end was $4,047,528, which represents 0.08% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized Appreciation/
Security	Dates	Cost	Value	(Depreciation)

Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35	2/12/16	$3,271,435	$3,860,262	$588,827
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	3,120,932	187,266	(2,933,666)
JSC Astana Finance, GDR	6/5/15	—	—	—

		$6,392,367	$4,047,528	$(2,344,839)

9. Interest or dividend is paid-in-kind, when applicable.

10. Non-income producing security.

11. Zero coupon bond reflects effective yield on the original acquisition date.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,563,487. See Note 6 of the accompanying Consolidated Notes.

13. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $34,930,854. See Note 6 of the accompanying Consolidated Notes.

14. Digital option becomes eligible for exercise if at exercise date and time spot rates are less than or equal to 120 JPY per 1 EUR.

15. Rate shown is the 7-day yield at period end.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

33 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares September 30, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	302,535,418	3,102,790,083	3,303,249,793	102,075,708

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$102,075,708	$1,698,625	$—	$—

17. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United Kingdom	$615,910,249	11.7%
Mexico	477,436,828	9.0
India	421,630,012	8.0
Brazil	350,187,536	6.6
United States	307,015,743	5.9
Italy	273,903,097	5.2
Indonesia	255,879,298	4.8
Russia	235,111,124	4.5
South Africa	186,486,769	3.5
Spain	155,846,210	3.0
Malaysia	142,696,299	2.7
Argentina	127,623,219	2.5
Greece	111,996,034	2.1
Netherlands	108,788,290	2.1
Australia	96,812,447	1.8
France	95,375,053	1.8
Switzerland	92,052,308	1.7
Turkey	80,773,359	1.5
Ukraine	78,286,643	1.5
Ireland	77,214,648	1.5
Peru	70,064,171	1.3
Hungary	68,594,127	1.3
Portugal	65,856,405	1.3
Colombia	56,791,281	1.1
Eurozone	52,302,141	1.0
Kazakhstan	48,438,378	0.9
China	45,396,160	0.9

34 OPPENHEIMER INTERNATIONAL BOND FUND

Geographic Holdings (Unaudited) (Continued)	Value	Percent

Thailand	$37,238,084	0.7%
Germany	36,035,064	0.7
Sri Lanka	34,128,235	0.6
Japan	31,761,922	0.6
Chile	30,566,580	0.6
Egypt	28,024,730	0.5
Austria	26,018,340	0.5
Uruguay	25,544,580	0.5
Poland	23,445,748	0.4
Dominican Republic	23,333,675	0.4
Slovenia	22,371,523	0.4
Serbia	19,345,735	0.4
Ivory Coast	18,926,938	0.4
Ecuador	18,886,850	0.4
Croatia	18,225,601	0.3
Romania	17,224,076	0.3
Luxembourg	16,940,694	0.3
Belgium	11,694,559	0.2
Jamaica	10,686,587	0.2
Guernsey	10,361,163	0.2
Gabon	10,091,703	0.2
Sweden	9,340,630	0.2
Iraq	9,245,816	0.2
United Arab Emirates	8,360,874	0.2
Angola	7,769,004	0.2
Hong Kong	7,723,814	0.1
Vietnam	7,292,091	0.1
Senegal	6,654,744	0.1
Morocco	6,419,135	0.1
Kuwait	6,277,572	0.1
Honduras	5,712,500	0.1
South Korea	5,327,267	0.1
Mauritius	5,182,887	0.1
Supranational	4,343,065	0.1
Nigeria	3,878,449	0.1
Panama	3,755,160	0.1
Belarus	3,238,564	0.1
Lebanon	3,041,404	0.0
Norway	2,683,993	0.0
Denmark	2,395,775	0.0
Philippines	872,100	0.0
Canada	641,324	0.0
Singapore	338,577	0.0

Total	$5,279,814,961	100.0%

Forward Currency Exchange Contracts as of September 30, 2017
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	03/2018	EUR	90,995	USD	109,734	$—	$1,204,599
BAC	12/2017	USD	10,516	CLP	6,621,000	190,249	—

35 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BAC	03/2018	USD	73,636	EUR	61,745	$158,619	$ 165,954
BAC	03/2018	USD	40,061	NOK	316,060	223,347	—
BOA	03/2018	GBP	124,000	USD	165,478	1,489,411	—
BOA	02/2018	HUF	11,852,400	USD	41,746	3,494,877	—
BOA	10/2017	IDR	675,250,000	USD	50,497	—	395,286
BOA	10/2017	USD	51,483	CNH	368,000	—	3,824,300
BOA	03/2018	USD	143,084	EUR	117,725	2,672,907	—
BOA	03/2018	USD	171,023	GBP	128,155	—	1,539,318
BOA	10/2017	USD	172,325	IDR	2,304,329,000	1,348,936	—
BOA	12/2017 - 12/2017	USD	385,525	INR	24,879,000	8,063,015	—
BOA	10/2017	USD	38,399	NOK	300,000	719,777	—
BOA	12/2017	USD	191,903	ZAR	2,556,920	5,434,794	—
CITNA-B	10/2017	CNH	211,000	USD	29,506	2,205,121	—
CITNA-B	03/2018	EUR	2,130	USD	2,567	—	26,903
CITNA-B	03/2018	GBP	5,560	USD	7,583	—	96,730
CITNA-B	12/2017	MXN	900,000	USD	50,318	—	1,517,956
CITNA-B	03/2018	USD	16,113	GBP	12,065	96,817	229,186
CITNA-B	12/2017	USD	406,811	MXN	7,276,300	12,272,335	—
CITNA-B	03/2018	USD	32,422	SEK	261,770	—	28,098
DEU	03/2018	USD	380,333	EUR	313,500	6,420,716	—
GSCO-OT	05/2018	BRL	28,140	USD	8,499	130,450	—
GSCO-OT	10/2017	CNH	175,000	USD	24,522	1,779,169	—
GSCO-OT	12/2017	MYR	125,490	USD	30,000	—	313,451
GSCO-OT	10/2017	NOK	369,170	USD	45,749	617,432	—
GSCO-OT	10/2017	PHP	2,655,000	USD	51,349	787,162	—
GSCO-OT	11/2017	PLN	184,000	USD	51,550	—	1,126,831
GSCO-OT	05/2018 - 05/2019	USD	30,000	BRL	109,875	—	2,831,862
GSCO-OT	02/2018	USD	42,000	HUF	11,852,400	—	3,241,086
GSCO-OT	03/2018	USD	111,996	JPY	12,566,000	—	597,306
GSCO-OT	12/2017	USD	29,733	MYR	125,490	82,181	35,976
GSCO-OT	10/2017	USD	48,000	PHP	2,476,320	—	607,507
HSBC	03/2018	EUR	61,560	USD	74,362	—	939,520
HSBC	12/2017	PLN	41,980	USD	11,689	—	182,013
HSBC	03/2018	USD	122,434	EUR	101,365	1,535,476	—
JPM	10/2017	BRL	22,900	USD	7,229	1,940	—
JPM	12/2017	COP	15,051,000	USD	5,113	—	32,638
JPM	03/2018	EUR	942,285	USD	1,141,632	—	17,767,720
JPM	06/2018	KRW	134,400,000	USD	128,000	—	10,175,200
JPM	03/2018	PHP	2,575,000	USD	50,000	34,924	73,729
JPM	10/2017	USD	7,306	BRL	22,900	75,548	—
JPM	10/2017	USD	2,515	CNH	18,000	—	190,576
JPM	12/2017	USD	32,798	COP	96,556,000	209,384	—
JPM	03/2018	USD	712,804	EUR	588,825	10,511,581	—
JPM	10/2017	USD	13,387	IDR	179,000,000	105,786	—
JPM	06/2018	USD	111,767	KRW	134,400,000	—	6,057,648
JPM	03/2019	USD	50,000	PHP	2,612,500	199,362	—
JPM	12/2017	USD	193,041	RUB	11,312,000	—	326,024
JPM	12/2017	USD	33,764	THB	1,115,900	274,603	—

36 OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	12/2017	USD	46,433	TRY	164,490	$1,321,270	$ —
NOM	03/2018	EUR	37,270	USD	44,715	41,229	304,724
NOM	03/2018	USD	17,190	EUR	14,265	176,527	—
TDB	10/2017 -11/2017	BRL	970,730	USD	304,213	2,131,863	—
TDB	03/2018	DKK	203,610	USD	32,863	—	208,213
TDB	03/2018 -03/2018	JPY	66,143,558	USD	602,261	—	9,587,400
TDB	03/2018	NOK	850,000	USD	107,707	—	569,547
TDB	12/2017	PLN	164,100	USD	45,586	—	605,248
TDB	03/2018	USD	90,421	AUD	112,735	2,145,186	—
TDB	10/2017 - 11/2017	USD	504,692	BRL	1,611,835	—	3,170,686
TDB	03/2018	USD	295,178	GBP	225,000	—	7,787,110
TDB	12/2017	USD	52,238	HUF	13,490,000	883,321	—
TDB	12/2017	USD	33,946	PLN	122,200	450,708	—
TDB	03/2018	USD	9,368	SEK	74,500	132,976	—

Total Unrealized Appreciation and Depreciation						$68,418,999	$ 75,760,345

Futures Contracts as of September 30, 2017
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation

EURO-BUXL	Sell	12/7/17	121	EUR 23,478	$23,347,796	$ 130,355
Euro-OAT	Sell	12/7/17	252	EUR 46,245	46,206,711	38,508

						$ 168,863

Over-the-Counter Options Written at September 30, 2017
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value

		AUD		AUD

AUD Currency Call	JPM	89.500	12/13/17	(125,000)	AUD 125,000	$1,062,335	$ (993,984)

		BRL		BRL

BRL Currency Call	GSCO-OT	2.992	12/7/17	(224,363)	BRL 224,363	292,200	(93,335)

		BRL		BRL

BRL Currency Put	GSCO-OT	3.955	5/21/19	(197,750)	BRL 197,750	3,608,017	(1,823,255)

		BRL		BRL

BRL Currency Put	GSCO-OT	3.298	12/7/17	(247,350)	BRL 247,350	761,325	(781,626)

		BRL		BRL

BRL Currency Call	GSCO-OT	3.000	12/14/17	(300,000)	BRL 300,000	333,000	(164,100)

		BRL		BRL

BRL Currency Put	GSCO-OT	3.294	12/14/17	(329,420)	BRL 329,420	1,048,000	(1,195,465)

		CAD		CAD

CAD Currency Call	BAC	1.183	12/20/17	(118,320)	CAD 118,320	338,000	(106,724)

		JPY		CAD

CAD Currency Call	TDB	88.450	11/7/17	(100,000)	CAD 100,000	1,114,492	(1,976,659)

37 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value

		CHF		CHF

CHF Currency Call	BOA	0.925	2/1/18	(69,375)	CHF 69,375	$821,250	$ (510,878)

		CHF		CHF

CHF Currency Put	BOA	1.025	2/1/18	(76,875)	CHF 76,875	277,500	(139,528)

		COP		COP

COP Currency Put	CITNA-B	3000.000	12/4/17	(150,000,000)	COP 150,000,000	878,750	(600,000)

		COP		COP

COP Currency Put	GSCO-OT	2975.000	12/19/17	(148,750,000)	COP 148,750,000	814,350	(892,500)

		COP		COP

COP Currency Put	JPM	2973.000	12/19/17	(148,650,000)	COP 148,650,000	822,050	(891,900)

		USD		EUR

EUR Currency Put	BAC	1.170	12/15/17	(75,000)	EUR 75,000	558,749	(646,575)

		USD		EUR

EUR Currency Call	BAC	1.238	12/15/17	(75,000)	EUR 75,000	512,112	(205,800)

		MXN		EUR

EUR Currency Put	BOA	20.650	12/21/17	(50,000)	EUR 50,000	244,411	(145,884)

		EUR		EUR

EUR Currency Put	BOA	1.161	3/12/18	(125,000)	EUR 125,000	1,292,875	(1,388,875)

		MXN		EUR

EUR Currency Call	BOA	22.500	12/21/17	(50,000)	EUR 50,000	594,337	(665,884)

		USD		EUR

EUR Currency Call	BOA	1.255	3/12/18	(125,000)	EUR 125,000	1,239,500	(736,000)

		USD		EUR

EUR Currency Put	BOA	1.200	3/8/18	(250,000)	EUR 250,000	4,866,000	(6,923,000)

		MXN		EUR

EUR Currency Put	CITNA-B	20.650	12/21/17	(75,000)	EUR 75,000	326,270	(218,826)

		EUR		EUR

EUR Currency Call	CITNA-B	22.500	12/21/17	(75,000)	EUR 75,000	859,096	(998,826)

		USD		EUR

EUR Currency Put	CITNA-B	1.157	3/15/18	(125,000)	EUR 125,000	1,220,000	(1,251,500)

		USD		EUR

EUR Currency Call	CITNA-B	1.251	3/15/18	(125,000)	EUR 125,000	1,220,000	(827,375)

		IDR		IDR

IDR Currency Call	GSCO-OT	12600.000	8/28/18	(1,260,000,000)	IDR 1,264,410,000	261,903	—

		IDR		IDR

IDR Currency Call	GSCO-OT	12600.000	5/25/18	(945,000,000)	IDR 945,000,000	325,502	—

38 OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value

		IDR		IDR

IDR Currency Put	GSCO-OT	14000.000	5/25/18	(1,050,000,000)	IDR 1,050,000,000	$1,888,125	$ (1,050,000)

		IDR		IDR

IDR Currency Put	GSCO-OT	14200.000	8/28/18	(1,420,000,000)	IDR 1,424,970,000	2,455,802	(2,840,000)

		INR		INR

INR Currency Put	CITNA-B	64.650	11/8/17	(6,465,000)	INR 6,465,000	833,162	(1,700,295)

		INR		INR

INR Currency Call	CITNA-B	62.900	11/8/17	(6,290,000)	INR 6,290,000	254,132	(6,290)

		INR		INR

INR Currency Call	GSCO-OT	62.000	9/5/18	(4,650,000)	INR 4,650,000	328,800	(111,600)

		INR		INR

INR Currency Put	GSCO-OT	68.000	9/5/18	(5,100,000)	INR 5,100,000	1,409,550	(2,060,400)

		INR		INR

INR Currency Call	SCB	62.150	2/1/18	(6,215,000)	INR 6,215,000	305,000	(31,075)

		EUR		EUR

Italian Republic Bonds Call	JPM	93.670	12/20/17	(100,000)	EUR 111,235	1,170,378	(854,636)

		JPY		JPY

JPY Currency Call	CITNA-B	95.000	8/1/18	(14,250,000)	JPY 14,250,000	1,220,493	(598,500)

		JPY		JPY

JPY Currency Call	GSCO-OT	95.000	8/1/18	(14,250,000)	JPY 14,250,000	1,236,300	(598,500)

		JPY		JPY

JPY Currency Put	JPM	109.000	12/8/17	(10,900,000)	JPY 10,900,000	1,112,000	(3,564,300)

		JPY		JPY

JPY Currency Put	JPM	109.000	11/28/17	(13,625,000)	JPY 13,625,000	1,787,500	(4,387,250)

		NOK		NOK

NOK Currency Put	GSCO-OT	7.842	12/8/17	(784,150)	NOK 784,150	1,155,400	(2,292,070)

		NOK		NOK

NOK Currency Put	JPM	7.955	12/20/17	(795,500)	NOK 795,500	1,318,300	(1,606,910)

		PHP		PHP

PHP Currency Put	GSCO-OT	52.500	11/17/17	(5,250,000)	PHP 5,250,000	320,000	(73,500)

		PLN		PLN

PLN Currency Put	BOA	3.549	11/28/17	(443,625)	PLN 443,625	2,370,000	(4,014,363)

		RUB		RUB

RUB Currency Put	BOA	59.000	11/8/17	(5,900,000)	RUB 5,900,000	1,549,000	(926,300)

		RUB		RUB

RUB Currency Put	CITNA-B	59.000	11/23/17	(5,900,000)	RUB 5,900,000	1,810,244	(1,315,700)

39 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value

		RUB		RUB

RUB Currency Call	GSCO-OT	56.494	12/20/17	(5,649,400)	RUB 5,649,400	$1,020,900	$ (898,254)

		RUB		RUB

RUB Currency Put	GSCO-OT	61.501	12/20/17	(6,150,050)	RUB 6,150,050	827,500	(940,958)

		SEK		SEK

SEK Currency Put	CITNA-B	8.000	12/8/17	(800,000)	SEK 800,000	1,165,685	(2,220,800)

		SEK		SEK

SEK Currency Put	GSCO-OT	8.065	11/28/17	(1,008,125)	SEK 1,008,125	1,335,875	(2,067,664)

		SEK		SEK

SEK Currency Put	JPM	8.000	12/8/17	(800,000)	SEK 800,000	1,113,100	(2,220,800)

		SGD		SGD

SGD Currency Put	GSCO-OT	76.500	11/17/17	(150,000)	SGD 150,000	432,623	(67,039)

		SGD		SGD

SGD Currency Put	GSCO-OT	1.400	10/16/17	(140,000)	SGD 140,000	153,600	(840)

		TRY		TRY

TRY Currency Put	CITNA-B	5.000	6/20/19	(250,000)	TRY 250,000	1,980,000	(1,894,250)

		TRY		TRY

TRY Currency Put	CITNA-B	5.000	6/7/19	(375,000)	TRY 375,000	2,887,500	(2,726,250)

		TRY		TRY

TRY Currency Put	GSCO-OT	5.020	5/31/19	(376,500)	TRY 376,500	2,895,450	(2,621,193)

		TRY		TRY

TRY Currency Put	JPM	3.769	6/21/18	(188,450)	TRY 188,450	2,204,450	(2,577,242)

		ZAR		ZAR

ZAR Currency Put	GSCO-OT	14.652	4/5/18	(1,098,900)	ZAR 1,098,900	5,010,525	(2,383,514)

		ZAR		ZAR

ZAR Currency Put	JPM	14.726	4/6/18	(736,300)	ZAR 736,300	3,297,500	(1,528,559)

Total Over-the-Counter Options Written						$72,540,918	$ (74,357,551)

Centrally Cleared Credit Default Swaps at September 30, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)

CDX.EM.28	Sell	1.000%	12/20/22	USD 12,000	$505,333	$(475,156)	$ 30,177

CDX.EM.28	Sell	1.000	12/20/22	USD 6,000	255,934	(237,578)	18,356

CDX.HY.28	Buy	5.000	6/20/22	USD 50,000	3,472,222	(3,812,645)	(340,423)

Federative Republic of Brazil	Sell	1.000	6/20/22	USD 15,000	928,605	(531,719)	396,886

40 OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)

Federative Republic of Brazil	Buy	1.000%	12/20/17	USD 100,000	$195,325	$(151,812)	$43,513
Intesa Sanpaolo SpA	Buy	1.000	12/20/21	EUR 15,000	(548,711)	(241,620)	(790,331)
People’s Republic of China	Buy	1.000	12/20/22	USD 33,000	525,613	(572,201)	(46,588)
Republic of Italy	Sell	1.000	12/20/21	USD 16,000	585,507	(153,956)	431,551
Republic of Korea	Buy	1.000	12/20/22	USD 49,600	574,459	(602,878)	(28,419)
Republic of South Africa	Buy	1.000	12/20/22	USD 24,000	(1,057,668)	1,026,997	(30,671)
Republic of South
Africa	Buy	1.000	12/20/22	USD 23,000	(1,023,050)	984,206	(38,844)
Republic of South Africa	Buy	1.000	12/20/22	USD 20,000	(891,000)	855,831	(35,169)

Total Centrally Cleared Credit Default Swaps					$3,522,569	$(3,912,531)	$(389,962)

Over-the-Counter Credit Default Swaps at September 30, 2017
					Notional	Premiums		Unrealized
	Counter-	Buy/Sell	Fixed	Maturity	Amount	Received/		Appreciation
Reference Asset	party	Protection	Rate	Date	(000’s)	(Paid)	Value	(Depreciation)

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17	EUR 4,405	$171,759	$38,994	$210,753
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR 4,405	171,759	38,994	210,753
Banco Santander SA	BOA	Sell	3.000	12/20/17	EUR 5,000	(106,178)	44,479	(61,699)
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD 10,265	812,157	47,487	859,644
Federative Republic of Brazil	BNP	Sell	1.000	6/20/21	USD 65,000	7,926,133	(967,244)	6,958,889
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD 3,090	1,174,372	(204,610)	969,762
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD 3,090	1,097,122	(204,610)	892,512
ICICI Bank Ltd.	GSCO-OT	Sell	1.000	12/20/19	USD 10,000	359,971	127,134	487,105
Kingdom of Spain	GSCO-OT	Buy	1.000	6/20/20	USD 50,000	47,068	(822,257)	(775,189)
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD 14,802	267,519	66,389	333,908
Portuguese Republic	GSCOI	Buy	1.000	12/20/17	USD 25,000	(354,145)	(55,715)	(409,860)
Portuguese Republic	GSCOI	Sell	1.000	12/20/21	USD 20,000	1,907,243	(171,256)	1,735,987
Portuguese Republic	GSCOI	Sell	1.000	12/20/21	USD 10,000	907,779	(85,628)	822,151
Portuguese Republic	GSCO-OT	Buy	1.000	12/20/17	USD 25,000	(705,360)	(55,715)	(761,075)
Portuguese Republic	GSCO-OT	Buy	1.000	12/20/17	USD 25,000	(720,209)	(55,715)	(775,924)
Reliance Industries Ltd.	GSCOI	Sell	1.000	6/20/21	USD 10,000	448,896	87,229	536,125

41 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
State Bank of India	BNP	Sell	1.000%	9/20/19	USD	13,035	$537,811	$176,551	$714,362
Total Over-the-Counter Credit Default Swaps							$13,943,697	$(1,995,493)	$11,948,204

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade Corporate Debt Indexes	$18,000,000			BB
Investment Grade Single Name Corporate Debt	33,035,000			BBB+ to BBB-
Investment Grade Single Name Corporate Debt	13,810,000	EUR		A- to BBB-
Investment Grade Sovereign Debt	30,802,000			BBB
Non-Investment Grade Sovereign Debt	126,445,000		175,000,000	BB+ to B-
Total EUR	13,810,000	EUR

Total USD	$208,282,000		$175,000,000

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at September 30, 2017
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation (Depreciation)
BAC	Receive	Six-Month HUF BUBOR	0.980%	6/27/22	HUF 3,000,000	$—	$(78,082)	$(78,082)
BOA	Receive	MXN TIIE BANXICO	7.215	6/3/27	MXN 250,000	—	(131,637)	(131,637)
BOA	Receive	Three-Month USD BBA LIBOR	1.924	10/12/22	USD 160,000	—	656,930	656,930
BOA	Pay	MXN TIIE BANXICO	6.500	11/20/26	MXN 500,000	(47)	(1,042,501)	(1,042,548)
BOA	Receive	Six-Month SGD SOR VWAP	1.755	9/5/22	SGD 70,000	—	237,556	237,556
BOA	Pay	MXN TIIE BANXICO	6.500	11/24/26	MXN 1,000,000	(15)	(2,083,845)	(2,083,860)
BOA	Pay	MXN TIIE BANXICO	7.165	6/13/19	MXN 980,000	—	77,193	77,193

42 OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation (Depreciation)
CITNA-B	Receive	Six-Month HUF BUBOR	1.480%	11/24/21	HUF 3,000,000	$—	$(489,355)	$(489,355)
CITNA-B	Receive	Six-Month HUF BUBOR	1.560	11/18/21	HUF 6,000,000	—	(1,074,266)	(1,074,266)
GSCOI	Pay	Three-Month USD BBA LIBOR	1.893	2/9/20	USD 513,000	—	404,736	404,736
GSCOI	Receive	Three-Month USD BBA LIBOR	2.505	2/9/28	USD 111,300	—	(1,680,506)	(1,680,506)
GSCOI	Pay	MXN TIIE BANXICO	7.350	3/11/22	MXN 330,000	—	384,391	384,391
GSCOI	Receive	Six-Month PLN WIBOR WIBO	1.775	10/10/21	PLN 95,000	3,197	(337,072)	(333,875)
GSCOI	Pay	Six-Month GBP BBA LIBOR	1.760	8/7/27	GBP 144,200	—	(414,714)	(414,714)
GSCOI	Pay	Six-Month PLN WIBOR WIBO	1.780	6/10/21	PLN 200,000	(30,941)	(973,518)	(1,004,459)
GSCOI	Receive	Six-Month GBP BBA LIBOR	1.943	8/9/32	GBP 92,700	—	295,951	295,951
GSCOI	Pay	Three-Month ZAR JIBAR SAFEX	7.940	3/27/27	ZAR 178,500	—	113,812	113,812
JPM	Receive	BZDI	7.720	7/2/18	BRL 728,800	—	(832,947)	(832,947)
JPM	Pay	BZDI	8.840	1/4/21	BRL 264,000	—	148,917	148,917
JPM	Receive	BZDI	7.535	1/2/19	BRL 284,000	—	(220,090)	(220,090)
JPM	Receive	BZDI	9.395	1/2/23	BRL 97,600	—	49,537	49,537
JPM	Pay	BZDI	9.400	1/4/21	BRL 131,000	—	625,710	625,710
JPM	Receive	Six-Month SGD SOR VWAP	1.818	8/30/22	SGD 59,000	—	64,777	64,777
JPM	Pay	BZDI	10.500	7/1/20	BRL 880,000	—	318,880	318,880
JPM	Pay	Six-Month PLN WIBOR WIBO	2.090	1/11/22	PLN 160,000	—	(34,996)	(34,996)
JPM	Receive	BZDI	10.050	1/2/23	BRL 94,500	—	(493,098)	(493,098)
JPM	Receive	Three-Month USD BBA LIBOR	2.118	3/20/22	USD 15,675	—	(107,943)	(107,943)
JPM	Receive	Three-Month USD BBA LIBOR	2.097	6/8/27	USD 12,000	—	113,935	113,935
JPM	Pay	BZDI	9.865	1/4/21	BRL 248,000	—	1,742,000	1,742,000
JPM	Receive	BZDI	9.520	1/2/19	BRL 226,000	—	(1,301,364)	(1,301,364)
JPM	Pay	Six-Month PLN WIBOR WIBO	2.315	1/15/26	PLN 90,200	(23,445)	(618,056)	(641,501)
SIB	Receive	MXN TIIE BANXICO	7.235	6/9/27	MXN 120,000	—	(72,402)	(72,402)
SIB	Pay	BZDI	9.290	1/4/21	BRL 130,000	—	515,288	515,288
SIB	Pay	MXN TIIE BANXICO	7.170	4/4/19	MXN 2,040,000	—	193,924	193,924
UBS	Pay	MXN TIIE BANXICO	6.860	7/21/22	MXN 208,300	—	24,837	24,837
Total Centrally Cleared Interest Rate Swaps						$(51,251)	$(6,018,018)	$(6,069,269)

43 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaps at September 30, 2017
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation (Depreciation)
BNP	Receive	Three-Month COP IBR OIS Compound	4.890%	6/27/19	COP 53,000,000	$—	$44,060	$44,060
BOA	Pay	Six-Month INR FBIL MIBOR OIS COMPOUND	6.030	9/20/19	INR 5,125,000	—	185,575	185,575
BOA	Pay	Six-Month INR FBIL MIBOR OIS COMPOUND	6.020	9/22/19	INR 3,150,000	—	94,274	94,274
BOA	Pay	Six-Month INR FBIL MIBOR OIS COMPOUND	6.210	9/22/22	INR 3,525,000	—	68,882	68,882
BOA	Receive	Three-Month KRW CD KSDA	1.820	7/25/24	KRW 41,000,000	—	302,272	302,272
BOA	Pay	Three-Month KRW CD KSDA	1.840	7/25/21	KRW 142,000,000	—	(403,205)	(403,205)
CITNA-B	Pay	Six-Month CLP TNA	3.410	9/20/22	CLP 13,920,000	—	(149,982)	(149,982)
CITNA-B	Pay	Six-Month CLP TNA	2.500	8/8/19	CLP 33,000,000	—	(215,929)	(215,929)
DEU	Pay	Three-Month COP IBR OIS Compound	5.030	4/28/20	COP 100,000,000	—	150,774	150,774
GSCOI	Pay	Six-Month CLP TNA	2.530	8/2/19	CLP 34,000,000	—	(182,522)	(182,522)
GSCOI	Pay	Three-Month KRW CD KSDA	1.700	9/3/19	KRW 570,000,000	—	(855,814)	(855,814)
GSCOI	Pay	Six-Month CLP TNA	3.380	9/14/22	CLP 13,500,000	—	(170,362)	(170,362)
GSCOI	Pay	Three-Month COP IBR OIS Compound	6.260	7/14/27	COP 40,000,000	—	289,197	289,197
GSCOI	Pay	Three-Month COP IBR OIS Compound	5.175	4/20/20	COP 88,000,000	—	252,088	252,088
GSCOI	Receive	1 Time COP IBR OIS Compound	5.010	7/14/18	COP 323,075,000	—	(190,107)	(190,107)
GSCOI	Pay	Three-Month COP IBR OIS Compound	6.470	9/29/26	COP 55,000,000	—	753,864	753,864
JPM	Pay	Three-Month COP IBR OIS Compound	7.300	6/1/26	COP 39,425,000	—	1,356,719	1,356,719
JPM	Pay	Three-Month COP IBR OIS Compound	4.990	5/2/20	COP 105,000,000	—	92,386	92,386
JPM	Pay	Three-Month COP IBR OIS Compound	5.700	3/8/19	COP 199,335,000	—	937,702	937,702

44 OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation (Depreciation)
JPM	Receive	Three-Month COP IBR OIS Compound	4.880%	6/27/19	COP 27,000,000	$—	$20,926	$20,926
JPM	Receive	One-Week CNY CNREPOFIX=CFXS	3.940	4/19/22	CNY 380,000	—	(519,087)	(519,087)
JPM	Receive	Five-Year EUR CPI EXT	1.603	5/24/27	EUR 50,000	—	46,871	46,871
JPM	Pay	Five-Year EUR CPI EXT	2.080	5/24/37	EUR 50,000	—	(88,436)	(88,436)
SIB	Pay	Three-Month COP IBR OIS Compound	6.280	7/13/27	COP 20,000,000	—	151,262	151,262
Total Over-the-Counter Interest Rate Swaps						$—	$1,971,408	$1,971,408

Over-the-Counter Credit Default Swaptions Written at September 30, 2017
Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap Maturing 6/20/22 Call	JPM	Sell	iTraxx Europe Crossover Series 27 Version 1	5.000%	10/18/17	EUR	200,000	$704,550	$(83,797)
Credit Default Swap Maturing 6/20/22 Call	JPM	Buy	iTraxx Europe Crossover Series 27 Version 1	5.000	10/18/17	EUR	200,000	393,373	(1,302,501)
Total Over-the-Counter Credit Default Swaptions Written								$1,097,923	$(1,386,298)

Over-the-Counter Interest Rate Swaptions Written at September 30, 2017
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap Maturing 12/21/22 Call	BAC	Receive	Six-Month GBP BBA LIBOR	0.858%	12/21/17	GBP	101,000	$886,515	$(82,997)
Interest Rate Swap Maturing 11/29/27 Call	BAC	Pay	Six-Month EUR EURIBOR	1.565	11/24/17	EUR	305,000	1,745,851	(2,478,322)
Interest Rate Swap Maturing 7/24/28 Call	BOA	Pay	Three-Month USD BBA LIBOR	2.867	7/20/18	USD	200,000	1,740,000	(1,573,454)

45 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap Maturing 8/1/23 Call	BOA	Pay	Three-Month USD BBA LIBOR	2.350%	7/30/18	USD	237,500	$1,737,500	$(1,747,307)
Interest Rate Swap Maturing 7/10/25 Call	BOA	Receive	Three-Month USD BBA LIBOR	2.160	7/6/18	USD	225,000	2,812,500	(2,577,116)
Interest Rate Swap Maturing 12/1/22 Call	BOA	Pay	MXN TIIE BANXICO	6.748	12/6/17	MXN	1,260,000	460,416	(629,067)
Interest Rate Swap Maturing 12/1/27 Call	BOA	Pay	Six-Month EUR EURIBOR	1.488	11/29/17	EUR	215,000	1,470,780	(2,388,752)
Interest Rate Swap Maturing 11/10/27 Call	BOA	Pay	Three-Month USD BBA LIBOR	2.566	11/8/17	USD	200,000	570,000	(176,392)
Interest Rate Swap Maturing 7/10/25 Call	BOA	Receive	Three-Month USD BBA LIBOR	1.960	7/6/18	USD	225,000	1,845,000	(1,400,173)
Interest Rate Swap Maturing 7/10/29 Call	BOA	Receive	Three-Month USD BBA LIBOR	2.100	7/8/19	USD	150,000	2,937,864	(2,456,388)
Interest Rate Swap Maturing 1/2/19 Call	BOA	Pay	BZDI	9.500	1/2/18	BRL	500,000	464,409	(1,866)
Interest Rate Swap Maturing 7/10/29 Call	BOA	Receive	Three-Month USD BBA LIBOR	2.350	7/8/19	USD	150,000	4,110,000	(3,954,369)
Interest Rate Swap Maturing 5/25/66 Call	GSCOI	Pay	Six-Month EUR EURIBOR	1.912	1/15/18	EUR	87,500	813,872	(621,739)
Interest Rate Swap Maturing 11/7/22 Call	GSCOI	Pay	Six-Month PLN WIBOR WIBO	2.448	11/3/17	PLN	225,000	327,126	(254,149)
Interest Rate Swap Maturing 6/4/25 Call	GSCOI	Receive	Three-Month USD BBA LIBOR	1.745	5/31/18	USD	300,000	2,415,001	(612,255)

46 OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap Maturing 6/4/25 Call	GSCOI	Receive	Three-Month USD BBA LIBOR	1.945%	5/31/18	USD	300,000	$3,720,000	$(1,510,065)
Interest Rate Swap Maturing 7/23/25 Call	GSCOI	Receive	Three-Month USD BBA LIBOR	1.820	7/19/18	USD	200,000	1,510,000	(764,418)
Interest Rate Swap Maturing 7/23/25 Call	GSCOI	Receive	Three-Month USD BBA LIBOR	2.020	7/19/18	USD	200,000	2,360,000	(1,557,186)
Interest Rate Swap Maturing 12/14/27 Call	JPM	Pay	Six-Month EUR EURIBOR	1.650	12/12/17	EUR	252,000	1,054,299	(1,726,607)
Interest Rate Swap Maturing 12/15/22 Call	JPM	Pay	Three-Month SEK STIBOR SIDE	0.467	12/13/17	SEK	1,000,000	518,028	(682,570)
Interest Rate Swap Maturing 9/17/67 Call	JPM	Pay	Six-Month EUR EURIBOR	3.100	9/15/37	EUR	200,000	19,261,235	(19,942,002)
Interest Rate Swap Maturing 7/29/30 Call	JPM	Pay	Six-Month EUR EURIBOR	3.000	7/27/20	EUR	255,000	2,326,100	(3,301,565)
Interest Rate Swap Maturing 10/10/27 Call	JPM	Pay	Six-Month EUR EURIBOR	1.300	10/6/17	EUR	150,000	361,554	—
Interest Rate Swap Maturing 7/29/30 Call	JPM	Pay	Six-Month EUR EURIBOR	2.475	7/27/20	EUR	255,000	4,303,285	(5,047,560)
Interest Rate Swap Maturing 12/4/22 Call	JPM	Pay	Three-Month SEK STIBOR SIDE	0.467	11/30/17	SEK	800,000	427,278	(476,969)
Interest Rate Swap Maturing 12/4/22 Call	JPM	Pay	Three-Month USD BBA LIBOR	2.071	11/30/17	USD	150,000	210,000	(567,283)
Total Over-the-Counter Interest Rate Swaptions Written								$60,388,613	$(56,530,571)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc

47 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Counterparty Abbreviations (Continued)

BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
NOM	Nomura Global Financial Products, Inc.
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG
Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand
Definitions
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days

48 OPPENHEIMER INTERNATIONAL BOND FUND

Definitions (Continued)

BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BP0003M	ICE LIBOR GBP 3 Month
BP0006M	ICE LIBOR GBP 6 Month
BPSW5	GBP Swap 5 Year
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligation
BUXL	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.EM.28	Markit CDX Emerging Markets Index
CDX.HY.28	Markit CDX High Yield Index
CNREPOFIX=CFXS	Repurchase Fixing Rates
CPI EXT	Excluding Tobacco Consumer Price Index
EUR003M	EURIBOR 3 Month ACT/360
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
EUSA7	EUR Swap Annual 7 Year
FBIL	Financial Benchmarks India Private Ltd.
GUKG5	UK Government Bonds 5 Year Note Generic Bid Yield
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
IBR	Indicador Bancario de Referencia
iTraxx Europe
Crossover Series 27
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KSDA	Korean Securities Dealers Assn.
MIBOR	Mumbai Interbank Offered Rate
OAT	French Government Bonds
OIS	Overnight Index Swap
SKSW5	SEK Swap (vs 3M STIBOR) 5 Year
SOR VWAP	Swap Offered Rate Singapore Dollar Index
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW10	USD Swap Semi 30/360 10 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
EUX	European Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

49 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES September 30, 2017

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $5,092,239,817)	$5,177,739,253
Affiliated companies (cost $102,075,708)	102,075,708

5,279,814,961

Cash	55,416,538

Cash—foreign currencies (cost $895,671)	871,717

Cash used for collateral on futures	1,797,000

Cash used for collateral on OTC derivatives	49,569,000

Cash used for collateral on centrally cleared swaps	40,366,499

Unrealized appreciation on forward currency exchange contracts	68,418,999

Swaps, at value (net premiums received $2,663,694)	5,374,109

Centrally cleared swaps, at value (premiums paid $2,971,718)	8,835,408

Receivables and other assets:
Investments sold	150,541,443
Interest and dividends	77,556,481
Shares of beneficial interest sold	13,850,959
Other	422,945

Total assets	5,752,836,059

Liabilities
Unrealized depreciation on forward currency exchange contracts	75,760,345

Options written, at value (premiums received $72,540,918)	74,357,552

Swaps, at value (net premiums received $11,280,003)	5,398,194

Centrally cleared swaps, at value (net premiums received $6,443,036)	18,765,957

Swaptions written, at value (premiums received $61,486,536)	57,916,869

Payables and other liabilities:
Investments purchased	170,305,683
Shares of beneficial interest redeemed	16,790,405
Dividends	1,141,342
Distribution and service plan fees	372,301
Variation margin payable	315,168
Trustees’ compensation	308,835
Foreign capital gains tax	131,152
Shareholder communications	31,695
Other	3,027,947

Total liabilities	424,623,445

Net Assets	$5,328,212,614

50 OPPENHEIMER INTERNATIONAL BOND FUND

Composition of Net Assets
Par value of shares of beneficial interest	$896,506

Additional paid-in capital	5,554,225,332

Accumulated net investment loss	(141,403,253)

Accumulated net realized loss on investments and foreign currency transactions	(171,610,068)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	86,104,097

Net Assets	$5,328,212,614

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,280,770,294 and 215,348,339 shares of beneficial interest outstanding)	$5.95

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.25

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,287,160 and 1,060,746 shares of beneficial
interest outstanding)	$5.93

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $369,678,514 and 62,388,009 shares of beneficial interest outstanding)	$5.93

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,194,371,997 and 201,066,286 shares of beneficial interest outstanding)	$5.94

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $131,111,998 and 22,108,908 shares of beneficial interest outstanding)	$5.93

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,345,992,651 and 394,533,734 shares of beneficial interest outstanding)	$5.95

See accompanying Notes to Consolidated Financial Statements.

51 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended September 30, 2017

Investment Income
Interest (net of foreign withholding taxes of $2,237,203)	$263,364,696

Dividends—affiliated companies	1,698,625

Total investment income	265,063,321

Expenses
Management fees	29,296,072

Distribution and service plan fees:
Class A	3,434,685
Class B	109,408
Class C	4,148,389
Class R	666,121

Transfer and shareholder servicing agent fees:
Class A	3,063,545
Class B	24,117
Class C	913,818
Class I	398,930
Class R	294,192
Class Y	4,591,442

Shareholder communications:
Class A	9,414
Class C	1,468
Class I	2,480
Class Y	24,929

Custodian fees and expenses	1,014,444

Trustees’ compensation	164,496

Borrowing fees	122,011

Other	619,616

Total expenses	48,899,577
Less reduction to custodian expenses	(18,877)
Less waivers and reimbursements of expenses	(1,415,261)

Net expenses	47,465,439

Net Investment Income	217,597,882

52 OPPENHEIMER INTERNATIONAL BOND FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $791,951)	$62,219,552
Option contracts written	62,058,222
Futures contracts	1,898,660
Foreign currency transactions	(1,290,132)
Forward currency exchange contracts	(133,326,892)
Swap contracts	(34,076,305)
Swaption contracts written	(25,540,900)

Net realized loss	(68,057,795)

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $131,152)	139,118,595
Translation of assets and liabilities denominated in foreign currencies	643,016
Forward currency exchange contracts	(74,577,380)
Futures contracts	(339,104)
Option contracts written	(12,910,974)
Swap contracts	19,974,686
Swaption contracts written	3,767,430

Net change in unrealized appreciation/depreciation	75,676,269

Net Increase in Net Assets Resulting from Operations	$225,216,356

See accompanying Notes to Consolidated Financial Statements.

53 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016

Operations
Net investment income	$217,597,882	$245,019,070

Net realized loss	(68,057,795)	(90,223,663)

Net change in unrealized appreciation/depreciation	75,676,269	438,655,151

Net increase in net assets resulting from operations	225,216,356	593,450,558

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(24,160,850)	(28,695,968)
Class B	(163,103)	(331,852)
Class C	(6,044,910)	(6,892,603)
Class I	(25,211,947)	(26,029,127)
Class R	(2,185,147)	(2,295,521)
Class Y	(37,761,200)	(41,834,717)

	(95,527,157)	(106,079,788)

Tax return of capital distribution:
Class A	(39,941,064)	(37,451,448)
Class B	(269,630)	(433,103)
Class C	(9,993,031)	(8,995,618)
Class I	(41,678,665)	(33,970,923)
Class R	(3,612,336)	(2,995,912)
Class Y	(62,424,233)	(54,598,987)

	(157,918,959)	(138,445,991)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(321,216,991)	(493,083,408)
Class B	(11,594,539)	(22,776,411)
Class C	(120,082,457)	(120,840,114)
Class I	(419,205,515)	385,646,845
Class R	(14,905,760)	(28,697,932)
Class Y	270,216,022	(835,584,507)

	(616,789,240)	(1,115,335,527)

Net Assets
Total decrease	(645,019,000)	(766,410,748)

Beginning of period	5,973,231,614	6,739,642,362

End of period (including accumulated net investment loss of $141,403,253 and $176,959,235, respectively)	$5,328,212,614	$5,973,231,614

See accompanying Notes to Consolidated Financial Statements.

54 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$5.95	$5.62	$6.01	$6.09	$6.54

Income (loss) from investment operations:
Net investment income[1]	0.23	0.22	0.18	0.19	0.23
Net realized and unrealized gain (loss)	0.03	0.33	(0.39)	(0.08)	(0.40)

Total from investment operations	0.26	0.55	(0.21)	0.11	(0.17)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.10)	(0.14)	(0.07)	(0.24)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)2	(0.04)
Tax return of capital distribution	(0.16)	(0.12)	(0.04)	(0.12)	0.00

Total dividends and/or distributions to shareholders	(0.26)	(0.22)	(0.18)	(0.19)	(0.28)

Net asset value, end of period	$5.95	$5.95	$5.62	$6.01	$6.09

Total Return, at Net Asset Value[3]	4.67%	9.95%	(3.57)%	1.86%	(2.77)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,280,770	$1,611,584	$2,010,994	$3,104,220	$4,794,923

Average net assets (in thousands)	$1,391,397	$1,753,796	$2,556,904	$4,022,858	$5,586,929

Ratios to average net assets:[4]
Net investment income	3.94%	3.78%	3.03%	3.16%	3.61%
Expenses excluding specific expenses listed below	1.05%	1.05%	1.02%	1.02%	1.01%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.05%	1.05%	1.02%	1.02%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.03%	1.02%[7]	1.02%[7]	1.01%[7]

Portfolio turnover rate	96%	128%	111%	108%	105%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.06%
Year Ended September 30, 2016	1.05%
Year Ended September 30, 2015	1.02%
Year Ended September 30, 2014	1.02%
Year Ended September 30, 2013	1.01%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

55 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$5.92	$5.60	$5.99	$6.07	$6.51

Income (loss) from investment operations:
Net investment income[1]	0.19	0.17	0.13	0.14	0.18
Net realized and unrealized gain (loss)	0.04	0.32	(0.38)	(0.08)	(0.40)

Total from investment operations	0.23	0.49	(0.25)	0.06	(0.22)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.07)	(0.11)	(0.05)	(0.18)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)2	(0.04)
Tax return of capital distribution	(0.14)	(0.10)	(0.03)	(0.09)	0.00

Total dividends and/or distributions to shareholders	(0.22)	(0.17)	(0.14)	(0.14)	(0.22)

Net asset value, end of period	$5.93	$5.92	$5.60	$5.99	$6.07

Total Return, at Net Asset Value[3]	4.07%	8.96%	(4.32)%	1.06%	(3.46)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,287	$18,210	$39,835	$73,164	$128,905

Average net assets (in thousands)	$10,918	$25,916	$56,357	$99,269	$165,674

Ratios to average net assets:[4]
Net investment income	3.32%	2.95%	2.27%	2.38%	2.77%
Expenses excluding specific expenses listed below	1.80%	1.81%	1.77%	1.81%	1.85%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.80%	1.81%	1.77%	1.81%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.79%	1.77%[7]	1.81%[7]	1.85%[7]

Portfolio turnover rate	96%	128%	111%	108%	105%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.81%
Year Ended September 30, 2016	1.81%
Year Ended September 30, 2015	1.77%
Year Ended September 30, 2014	1.81%
Year Ended September 30, 2013	1.85%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

56 OPPENHEIMER INTERNATIONAL BOND FUND

Class C	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$5.92	$5.60	$5.99	$6.07	$6.51

Income (loss) from investment operations:
Net investment income[1]	0.18	0.17	0.13	0.15	0.19
Net realized and unrealized gain (loss)	0.05	0.32	(0.38)	(0.08)	(0.40)

Total from investment operations	0.23	0.49	(0.25)	0.07	(0.21)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.07)	(0.11)	(0.06)	(0.19)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)2	(0.04)
Tax return of capital distribution	(0.14)	(0.10)	(0.03)	(0.09)	0.00

Total dividends and/or distributions to shareholders	(0.22)	(0.17)	(0.14)	(0.15)	(0.23)

Net asset value, end of period	$5.93	$5.92	$5.60	$5.99	$6.07

Total Return, at Net Asset Value[3]	3.89%[4]	8.97%	(4.31)%	1.13%	(3.30)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$369,679	$493,319	$585,788	$858,281	$1,238,931

Average net assets (in thousands)	$414,939	$524,002	$713,793	$1,033,206	$1,509,389

Ratios to average net assets:[5]
Net investment income	3.20%	3.04%	2.30%	2.45%	2.93%
Expenses excluding specific expenses listed below	1.80%	1.80%	1.77%	1.74%	1.69%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.80%	1.80%	1.77%	1.74%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.78%	1.77%[8]	1.74%[8]	1.69%[8]

Portfolio turnover rate	96%	128%	111%	108%	105%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.81%
Year Ended September 30, 2016	1.80%
Year Ended September 30, 2015	1.77%
Year Ended September 30, 2014	1.74%
Year Ended September 30, 2013	1.69%

8. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

57 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$5.94	$5.61	$6.00	$6.08	$6.53

Income (loss) from investment operations:
Net investment income[1]	0.25	0.24	0.21	0.22	0.24
Net realized and unrealized gain (loss)	0.04	0.33	(0.39)	(0.08)	(0.38)

Total from investment operations	0.29	0.57	(0.18)	0.14	(0.14)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.10)	(0.16)	(0.09)	(0.27)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)2	(0.04)
Tax return of capital distribution	(0.18)	(0.14)	(0.05)	(0.13)	0.00

Total dividends and/or distributions to shareholders	(0.29)	(0.24)	(0.21)	(0.22)	(0.31)

Net asset value, end of period	$5.94	$5.94	$5.61	$6.00	$6.08

Total Return, at Net Asset Value[3]	5.12%	10.45%	(3.16)%	2.32%	(2.31)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,194,372	$1,631,480	$1,154,225	$779,478	$542,637

Average net assets (in thousands)	$1,327,997	$1,406,045	$918,521	$611,312	$206,805

Ratios to average net assets:[4]
Net investment income	4.37%	4.28%	3.54%	3.58%	3.95%
Expenses excluding specific expenses listed below	0.61%	0.60%	0.57%	0.56%	0.57%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.61%	0.60%	0.57%	0.56%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.59%	0.58%	0.57%[7]	0.56%[7]	0.57%[7]

Portfolio turnover rate	96%	128%	111%	108%	105%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	0.62%
Year Ended September 30, 2016	0.60%
Year Ended September 30, 2015	0.57%
Year Ended September 30, 2014	0.56%
Year Ended September 30, 2013	0.57%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

58 OPPENHEIMER INTERNATIONAL BOND FUND

Class R	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$5.93	$5.60	$5.99	$6.07	$6.52

Income (loss) from investment operations:
Net investment income[1]	0.21	0.20	0.16	0.17	0.20
Net realized and unrealized gain (loss)	0.04	0.33	(0.39)	(0.08)	(0.40)

Total from investment operations	0.25	0.53	(0.23)	0.09	(0.20)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.09)	(0.12)	(0.07)	(0.21)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)[2]	(0.04)
Tax return of capital distribution	(0.16)	(0.11)	(0.04)	(0.10)	0.00

Total dividends and/or distributions to shareholders	(0.25)	(0.20)	(0.16)	(0.17)	(0.25)

Net asset value, end of period	$5.93	$5.93	$5.60	$5.99	$6.07

Total Return, at Net Asset Value[3]	4.41%	9.70%	(3.84)%	1.55%	(3.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131,112	$146,479	$166,932	$216,721	$252,758

Average net assets (in thousands)	$133,661	$149,525	$192,512	$234,841	$290,208

Ratios to average net assets:[4]
Net investment income	3.67%	3.54%	2.81%	2.84%	3.19%
Expenses excluding specific expenses listed below	1.30%	1.29%	1.27%	1.35%	1.53%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.30%	1.29%	1.27%	1.35%	1.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.27%	1.27%[7]	1.32%	1.43%

Portfolio turnover rate	96%	128%	111%	108%	105%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.31%
Year Ended September 30, 2016	1.29%
Year Ended September 30, 2015	1.27%
Year Ended September 30, 2014	1.35%
Year Ended September 30, 2013	1.53%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

59 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013

Per Share Operating Data
Net asset value, beginning of period	$5.95	$5.61	$6.01	$6.09	$6.53

Income (loss) from investment operations:
Net investment income[1]	0.24	0.23	0.20	0.21	0.25
Net realized and unrealized gain (loss)	0.04	0.34	(0.41)	(0.08)	(0.40)

Total from investment operations	0.28	0.57	(0.21)	0.13	(0.15)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.10)	(0.15)	(0.08)	(0.25)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)2	(0.04)
Tax return of capital distribution	(0.17)	(0.13)	(0.04)	(0.13)	0.00

Total dividends and/or distributions to shareholders	(0.28)	(0.23)	(0.19)	(0.21)	(0.29)

Net asset value, end of period	$5.95	$5.95	$5.61	$6.01	$6.09

Total Return, at Net Asset Value[3]	4.75%[4]	10.42%	(3.50)%	2.14%	(2.36)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,345,993	$2,072,160	$2,781,868	$3,431,584	$3,946,008

Average net assets (in thousands)	$2,088,382	$2,399,267	$3,128,046	$3,532,821	$4,710,455

Ratios to average net assets:[5]
Net investment income	4.13%	4.03%	3.32%	3.43%	3.88%
Expenses excluding specific expenses listed below	0.80%	0.80%	0.77%	0.74%	0.74%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.80%	0.80%	0.77%	0.74%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.78%	0.77%[8]	0.74%[8]	0.74%[8]

Portfolio turnover rate	96%	128%	111%	108%	105%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	0.81%
Year Ended September 30, 2016	0.80%
Year Ended September 30, 2015	0.77%
Year Ended September 30, 2014	0.74%
Year Ended September 30, 2013	0.74%

8. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

60 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS September 30, 2017

1. Organization

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer International Bond Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non–U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

61 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 966,844 shares with net assets of $94,712,028 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$77,879,330
Net assets	$94,712,028
Net income (loss)	$2,111,732
Net realized gain (loss)	$2,301,809
Net change in unrealized appreciation/depreciation	$1,192,133

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

62 OPPENHEIMER INTERNATIONAL BOND FUND

2. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex- dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to the Federal Funds Rate plus 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may

63 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$303,120,690	$78,263,097

1. At period end, the Fund had $175,337,920 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$ 175,337,920

2. The Fund had $126,549,423 of post-October foreign currency losses which were deferred.

3. The Fund had $1,233,347 of straddle losses which were deferred.

4. During the reporting period, the Fund utilized $20,368,037 of capital loss carryforward to offset capital gains realized in that fiscal year.

5. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal

64 OPPENHEIMER INTERNATIONAL BOND FUND

2. Significant Accounting Policies (Continued)

income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments

$164,238,597	$71,404,216	$92,834,381

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2017	Year Ended September 30, 2016

Distributions paid from:
Ordinary income	$95,527,157	$106,079,788
Return of capital	157,918,959	138,445,991

Total	$253,446,116	$244,525,779

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,198,661,812
Federal tax cost of other investments	(216,775,455)

Total federal tax cost	$4,981,886,357

Gross unrealized appreciation	$324,160,099
Gross unrealized depreciation	(245,897,002)

Net unrealized appreciation	$78,263,097

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

65 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant

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3. Securities Valuation (Continued)

to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$44,491,631	$—	$44,491,631
Mortgage-Backed Obligations	—	144,910,607	—	144,910,607
Foreign Government Obligations	—	3,157,047,894	15,964,191	3,173,012,085
Corporate Bonds and Notes	—	1,531,510,297	187,266	1,531,697,563
Common Stock	—	—	—	—
Structured Securities	—	11,955,861	1,090,112	13,045,973
Short-Term Notes	—	161,274,434	—	161,274,434
Exchange-Traded Option Purchased	1,744,803	—	—	1,744,803
Over-the-Counter Options Purchased	—	21,081,866	—	21,081,866
Over-the-Counter Credit Default
Swaption Purchased	—	82,934	—	82,934
Over-the-Counter Interest Rate
Swaptions Purchased	—	86,397,357	—	86,397,357
Investment Company	102,075,708	—	—	102,075,708

Total Investments, at Value	103,820,511	5,158,752,881	17,241,569	5,279,814,961
Other Financial Instruments:
Swaps, at value	—	5,374,109	—	5,374,109
Centrally cleared swaps, at value	—	8,835,408	—	8,835,408
Futures contracts	168,863	—	—	168,863
Forward currency exchange contracts	—	68,418,999	—	68,418,999

Total Assets	$103,989,374	$5,241,381,397	$17,241,569	$5,362,612,340

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(5,398,194)	$—	$(5,398,194)
Centrally cleared swaps, at value	—	(18,765,957)	—	(18,765,957)
Options written, at value	—	(74,357,552)	—	(74,357,552)
Forward currency exchange contracts	—	(75,760,345)	—	(75,760,345)
Swaptions written, at value	—	(57,916,869)	—	(57,916,869)

Total Liabilities	$—	$(232,198,917)	$—	$(232,198,917)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services

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CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

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4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$10,122,190
Market Value	$—
Market Value as % of Net Assets	Less than 0.005%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be

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6. Use of Derivatives (Continued)

able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $4,451,053,878 and $6,068,539,036, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $26,444,213 and $162,290,118 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value

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6. Use of Derivatives (Continued)

of $18,782,729 and $17,593,500 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $14,822,824 and $31,995,885 on written call options and written put options, respectively. Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $711,918,546 and $340,106,815 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may

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6. Use of Derivatives (Continued)

take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $49,144,369 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no currency swap agreements outstanding.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $1,692,517,844 and $2,583,088,231 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

77 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

For the reporting period, the Fund had ending monthly average notional amounts of $36,988,846 and $41,445,141 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no total return swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to

78 OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $44,619,038 and $40,672,211 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $8,441,286.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate

79 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and

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6. Use of Derivatives (Continued)

Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Banco Santander SA	$151,262	$–	$–	$(90,000)	$61,262
Bank of America NA	47,690,975	(38,517,705)	–	–	9,173,270
Barclays Bank plc	1,416,646	(1,416,646)	–	–	–
BNP Paribas	268,098	(268,098)	–	–	–
Citibank NA	17,311,707	(16,623,396)	–	–	688,311
Deutsche Bank AG	6,571,490	–	(4,795,033)	(1,690,000)	86,457
Goldman Sachs Bank USA	17,992,049	(17,992,049)	–	–	–
Goldman Sachs International	7,715,579	(7,031,216)	–	(684,363)	–
HSBC Bank USA NA	1,535,476	(1,121,533)	–	(413,943)	–
JPMorgan Chase Bank NA	74,379,925	(74,379,925)	–	–	–
Nomura Global Financial Products, Inc.	217,756	(217,756)	–	–	–
Standard Chartered Bank	282,260	(31,075)	–	(251,185)	–
Toronto Dominion Bank	5,744,054	(5,744,054)	–	–	–
UBS AG	77,988	–	(77,988)	–	–

	$181,355,265	$(163,343,453)	$(4,873,021)	$(3,129,491)	$10,009,300

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

81 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(38,517,705)	$38,517,705	$–	$–	$–
Barclays Bank plc	(5,300,191)	1,416,646	191,692	3,569,000	(122,853)
BNP Paribas	(967,244)	268,098	260,581	402,000	(36,565)
Citibank NA	(16,623,396)	16,623,396	–	–	–
Goldman Sachs Bank USA	(32,643,519)	17,992,049	5,011,944	9,639,526	–
Goldman Sachs International	(7,031,216)	7,031,216	–	–	–
HSBC Bank USA NA	(1,121,533)	1,121,533	–	–	–
JPMorgan Chase Bank NA	(86,987,494)	74,379,925	12,607,569	–	–
Nomura Global Financial Products, Inc.	(304,724)	217,756	–	–	(86,968)
Standard Chartered Bank	(31,075)	31,075	–	–	–
Toronto Dominion Bank	(23,904,863)	5,744,054	9,841,182	8,319,627	–

	$(213,432,960)	$163,343,453	$27,912,968	$21,930,153	$(246,386)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$627,257	Swaps, at value	$2,622,750
Interest rate contracts	Swaps, at value	4,746,852	Swaps, at value	2,775,444
Credit contracts	Centrally cleared swaps, at value	2,867,034	Centrally cleared swaps, at value	6,779,565
Interest rate contracts	Centrally cleared swaps, at value	5,968,374	Centrally cleared swaps, at value	11,986,392
Interest rate contracts			Variation margin payable	2,140,469	*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	68,418,999	Unrealized depreciation on foreign currency exchange contracts	75,760,345

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6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Forward currency exchange contracts			Options written, at value	$73,502,915
Interest rate contracts			Options written, at value	854,637
Credit contracts			Swaptions written, at value	1,386,298
Interest rate contracts			Swaptions written, at value	56,530,571
Credit contracts	Investments, at value	$82,934**
Forward currency exchange contracts	Investments, at value	20,464,741**
Interest rate contracts	Investments, at value	88,759,285**

Total		$191,935,476		$234,339,386

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts
Credit contracts	$(4,619,668)	$5,220,600	$—	$—
Equity contracts	—	—	—	—
Forward currency exchange contracts	4,567,335	—	75,696,794	—
Interest rate contracts	32,010,043	(30,761,500)	(13,638,572)	1,898,660

Total	$31,957,710	$(25,540,900)	$62,058,222	$1,898,660

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$(39,147,639)	$(38,546,707)
Equity contracts	—	74,750	74,750
Forward currency exchange contracts	(133,326,892)	3,437,142	(49,625,621)
Interest rate contracts	—	1,559,442	(8,931,927)

Total	$(133,326,892)	$(34,076,305)	$(97,029,505)

*Includes purchased option contracts and purchased swaption contracts, if any.

83 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

`Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Swaption contracts written	Futures contracts
Credit contracts	$61,418	$—	$(373,563)	$—
Forward currency exchange contracts	536,365	(9,620,494)	—	—
Interest rate contracts	106,839,080	(3,290,480)	4,140,993	(339,104)

Total	$107,436,863	$(12,910,974)	$3,767,430	$(339,104)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments		Forward currency exchange contracts	Swap contracts	Total
Credit contracts		$—	$17,588,539	$17,276,394
Forward currency exchange contracts		(74,577,380)	—	(83,661,509)
Interest rate contracts		—	2,386,147	109,736,636

Total		$(74,577,380)	$19,974,686	$43,351,521

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	33,215,903	$192,596,948	39,335,254	$223,275,613
Dividends and/or distributions reinvested	10,118,544	58,513,744	10,334,209	59,053,670
Redeemed	(99,000,839)	(572,327,683)	(136,717,148)	(775,412,691)

Net decrease	(55,666,392)	$(321,216,991)	(87,047,685)	$(493,083,408)

Class B
Sold	49,514	$288,493	75,815	$427,157
Dividends and/or distributions reinvested	69,721	400,047	122,595	695,594
Redeemed	(2,132,370)	(12,283,079)	(4,243,653)	(23,899,162)

Net decrease	(2,013,135)	$(11,594,539)	(4,045,243)	$(22,776,411)

Class C
Sold	3,277,871	$18,916,038	3,781,734	$21,360,105
Dividends and/or distributions reinvested	2,356,675	13,573,517	2,266,648	12,915,461
Redeemed	(26,515,697)	(152,572,012)	(27,466,654)	(155,115,680)

Net decrease	(20,881,151)	$(120,082,457)	(21,418,272)	$(120,840,114)

84 OPPENHEIMER INTERNATIONAL BOND FUND

7. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount

Class I
Sold	47,001,372	$271,989,516	181,293,238	$1,016,126,192
Dividends and/or distributions reinvested	11,314,777	65,348,110	10,269,195	58,831,696
Redeemed	(131,938,102)	(756,543,141)	(122,639,841)	(689,311,043)

Net increase (decrease)	(73,621,953)	$(419,205,515)	68,922,592	$385,646,845

Class R
Sold	3,635,144	$20,971,449	3,477,750	$19,775,544
Dividends and/or distributions reinvested	947,336	5,465,034	875,562	4,992,970
Redeemed	(7,177,948)	(41,342,243)	(9,457,727)	(53,466,446)

Net decrease	(2,595,468)	$(14,905,760)	(5,104,415)	$(28,697,932)

Class Y
Sold	129,553,202	$752,409,177	82,398,471	$468,832,533
Dividends and/or distributions reinvested	16,240,485	94,081,754	15,477,845	88,373,953
Redeemed	(99,816,640)	(576,274,909)	(244,755,467)	(1,392,790,993)

Net increase (decrease)	45,977,047	$270,216,022	(146,879,151)	$(835,584,507)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$4,519,585,752	$5,076,650,338

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $10 billion	0.48
Over $15 billion	0.45

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.53% of average

85 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”)

86 OPPENHEIMER INTERNATIONAL BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

September 30, 2017	$110,313	$14,682	$21,803	$10,338	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $682,738. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

87 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$151,679
Class B	1,064
Class C	44,903
Class R	14,809
Class Y	237,838

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $282,230 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a

$1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Bond Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer International Bond Fund (the Fund) and subsidiary, including the consolidated statement of investments, as of September 30, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund and subsidiary as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 28, 2017

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $3,674,489 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Hemant Baijal and Christopher Kelly, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail world bond funds. The Board considered that the Fund outperformed its category median for the one-, three- and ten-year periods, although the Fund underperformed its category median for the five-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail world bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than their respective peer group medians and category medians.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

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Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990- 1991) and Member (1984-1999) of Young Presidents Organization. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Jon S. Fossel, Trustee (since 1995) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub- Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999- July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Baijal, Kelly, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Hemant Baijal, Vice President (since 2013) Year of Birth: 1962	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since July 2011); Co-Head of the Global Debt Team (since January 2015); Vice President of the Sub-Adviser (July 2011-January 2016). Co-founder, Partner and Portfolio Manager of Six Seasons Global Asset Management (January 2009-December 2010); Partner and Portfolio Manager of Aravali Partners, LLC (September 2006-December 2008); Partner and Portfolio Manager at Havell Capital Management, LLC (November 1996-August 2006). A portfolio manager and officer in the OppenheimerFunds complex.

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Christopher Kelly, Vice President (since 2015) Year of Birth: 1967	Senior Vice President of the Sub-Adviser (since January 2016); Portfolio Manager of the Sub-Adviser(since March 2015); Co-Head of the Global Debt Team (since March 2015); Vice President of the Sub-Adviser (March 2015-January 2016). Deputy Head of Emerging Markets Fixed Income at BlackRock, Inc. (June 2012 - January 2015); Portfolio Manager and Deputy Chief Investment Officer of Emerging Markets at Fisher Francis Trees and Watts, a BNP Paribas Investment Partner (February 2008 - April 2012). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER INTERNATIONAL BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

©2017 OppenheimerFunds, Inc. All rights reserved.

100 OPPENHEIMER INTERNATIONAL BOND FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

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We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

101 OPPENHEIMER INTERNATIONAL BOND FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

102 OPPENHEIMER INTERNATIONAL BOND FUND

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103 OPPENHEIMER INTERNATIONAL BOND FUND

OppenheimerFunds®

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Visit us at oppenheimerfunds.com for 24-hr access to

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OPP (800.225.5677) for 24-hr automated information and

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0880.001.0917 November 21, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $93,400 in fiscal 2017 and $80,800 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2017 and $6,710 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $598,285 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,318 in fiscal 2017 and $6,325 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $286,402 in fiscal 2017 and $45,432 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $684,206 in fiscal 2017 and $656,752 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	11/14/2017